REVOLVING CREDIT AGREEMENT
                          Dated as of January 16, 1998
                                      among
                            B C ZIEGLER AND COMPANY,
                                  as Borrower,
                            THE LENDERS NAMED HEREIN
                                       and
                       THE FIRST NATIONAL BANK OF CHICAGO,
                                    as Agent
                                   Arranged By
                       FIRST CHICAGO CAPITAL MARKETS, INC.
                                TABLE OF CONTENTS
ARTICLE I
DEFINITIONS
ARTICLE II
THE CREDITS
2.1.   Advances
2.2.   Ratable Loans
2.3.   Types of Advances
2.4.   Facility Fee, Utilization Fee; Reductions in Aggregate Commitment
2.5.   Minimum Amount of Each Advance
2.6.   Optional Principal Payments
2.7.   Method of Requesting New Advances
2.8.   Conversion of Outstanding Advances
2.9.   Changes in Interest Rate, etc
2.10.  Rates Applicable After Default
2.11.  Method of Payment
2.12.  Telephonic Notices
2.13.  Interest Payment Dates; Interest and Fee Basis
2.14. Notification of Advances, Interest Rates, Prepayments and Commitment Reductions
2.15.  Lending Installations
2.16.  Non-Receipt of Funds by the Agent
2.17.  Noteless Agreement; Evidence of Indebtedness
ARTICLE III
YIELD PROTECTION; TAXES
3.1.   Yield Protection
3.2.   Changes in Capital Adequacy Regulations
3.3.   Taxes
3.4.   Lender Statements; Survival of Indemnity
ARTICLE IV
CONDITIONS PRECEDENT
4.1.   Initial Loans
4.2.   Each Future Advance
ARTICLE V
REPRESENTATIONS AND WARRANTIES
5.1.   Corporate Existence; Conduct of Business
5.2.   Authorization and Validity
5.3.   Compliance with Laws and Contracts
5.4.   Governmental Consents
5.5.   Financial Statements
5.6.   Material Adverse Change
5.7.   Taxes
5.8.   Litigation and Contingent Obligations
5.9.   Subsidiaries
5.10.  ERISA
5.11.  Defaults
5.12.  Federal Reserve Regulations
5.13.  Investment Company Act
5.14.  Certain Fees
5.15.  Ownership of Properties
5.16.  Collateral
5.17.  Material Agreements
5.18.  Insurance
5.19.  Disclosure
ARTICLE VI
COVENANTS
6.1.   Financial Reporting
6.2.   Use of Proceeds
6.3.   Notice of Default
6.4.   Conduct of Business
6.5.   Taxes
6.6.   Insurance
6.7.   Compliance with Laws
6.8.   Maintenance of Properties
6.9.   Inspection
6.10.  Security Agreement
6.11.  Merger
6.12.  Sale of Assets
6.13.  Investments and Purchases
6.14.  Contingent Obligations
6.15.  Liens
6.16.  Affiliates
6.17.  Change in Corporate Structure; Fiscal Year
6.18.  Inconsistent Agreements
6.19.  Financial Covenants
       6.19.1      Minimum Tangible Net Worth
       6.19.2.     Net Capital Ratio
6.20.  ERISA Compliance
6.21.  Further Assurances
ARTICLE VII
DEFAULTS
7.1.   Representation or Warranty
7.2.   Non-Payment
7.3.   Specific Defaults
7.4.   Other Defaults
7.5.   Cross-Default
7.6.   Insolvency; Voluntary Proceedings
7.7.   Involuntary Proceedings
7.8.   Condemnation
7.9.   Judgments
7.10.  Security Agreement
7.11.  SIPC
7.12.  Conduct of Business
7.13.  ERISA
7.14.  Change in Control
7.15.  Official Lien
ARTICLE VIII
ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES
8.1.   Acceleration
8.2.   Amendments
8.3.   Preservation of Rights
8.4.   Remedies
ARTICLE IX
GENERAL PROVISIONS
9.1.   Survival of Representations
9.2.   Governmental Regulation
9.3.   Headings
9.4.   Entire Agreement
9.5.   Several Obligations; Benefits of this Agreement
9.6.   Expenses; Indemnification
9.7.   Numbers of Documents
9.8.   Accounting
9.9.   Severability of Provisions
9.10   Nonliability of Lenders
9.11.  CHOICE OF LAW
9.12.  CONSENT TO JURISDICTION
9.13   WAIVER OF JURY TRIAL
9.14.  Disclosure
9.15.  Counterparts
ARTICLE X
THE AGENT
10.1.  Appointment; Nature of Relationship
10.2.  Powers
10.3.  General Immunity
10.4.  No Responsibility for Loans, Recitals, etc.
10.5.  Action on Instructions of Lenders
10.6.  Employment of Agents and Counsel
10.7.  Reliance on Documents; Counsel
10.8.  Agent's Reimbursement and Indemnification
10.9.  Notice of Default
10.10.       Rights as a Lender
10.11.       Lender Credit Decision
10.12.       Successor Agent
10.13.       Agent's Fees
10.14.       Delegation to Affiliates
10.15.       Execution of Collateral Documents
10.16.       Collateral Releases
ARTICLE XI
SETOFF; RATABLE PAYMENTS
11.1.  Setoff
11.2.  Ratable Payments
ARTICLE XII
BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS
12.1.  Successors and Assigns
12.2.  Participations
       12.2.1.     Permitted Participants; Effect
       12.2.2.     Voting Rights
       12.2.3.     Benefit of Setoff
12.3.  Assignments
       12.3.1.     Permitted Assignments
       12.3.2.     Effect; Effective Date
12.4.  Dissemination of Information
12.5.  Tax Treatment
ARTICLE XIII
NOTICES
13.1.  Giving Notice
13.2.  Change of Address
                                    EXHIBITS
Exhibit A (Article I) Revolving Credit Note
Exhibit B (Article I) Master Security Agreement (Revolving Credit)
Exhibit C (Section 6.1(d)) Compliance Certificate
Exhibit D (Section 12.3.1) Assignment Agreement
                                    SCHEDULES
Schedule 1 - Lender Commitments and Addresses
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                           REVOLVING CREDIT AGREEMENT
       This REVOLVING CREDIT AGREEMENT, dated as of January 16, 1998, is among B.C. ZIEGLER AND COMPANY, a Wisconsin corporation, the Lenders (as hereinafter defined) and THE FIRST NATIONAL BANK OF CHICAGO, individually and as Agent.
                                    RECITALS
       A. The Borrower has requested the Lenders to provide it with a revolving credit facility in the aggregate principal amount of up to $70,000,000, the proceeds of which the Borrower will use for its general corporate purposes, including support of the Borrower's variable rate municipal bond program; and
       B. The Lenders are willing to extend such credit facility on the terms and conditions set forth herein.
       NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent hereby agree as follows:
                                    ARTICLE I
                                   DEFINITIONS
       As used in this Agreement:
       "Advance" means a borrowing pursuant to Section 2.1 consisting of the aggregate amount of the several Loans made on the same Borrowing Date by the Lenders to the Borrower of the same Type.
       "Advisers Act" means the Investment Advisers Act of 1940, as amended. "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such
Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.
       "Agent" means First Chicago in its capacity as agent for the Lenders pursuant to Article X, and not in its individual capacity as a Lender, and any successor Agent appointed pursuant to Article X.
       "Aggregate Available Commitment" means, at any time, the lesser of
(a) the Aggregate Commitment at such time and (b) the Borrowing Base;
provided, however, that for purposes of Section 4.2(d), the Borrowing Base shall be deemed to include the aggregate Loan Value of Eligible Securities which have been purchased by the Borrower pursuant to a confirmed delivery versus payment sale transaction, upon receipt by the Collateral Agent of the following: (i) the seller's written transaction confirmation setting forth its obligation to deliver such Eligible Securities upon payment of the purchase price by the Borrower, (ii) a Collateral Transfer Request with respect to such Eligible Securities approved by the Collateral Agent, and
(iii) the Borrower's instructions to the seller or, if such Eligible
Securities are held at DTC, to DTC, that such Eligible Securities shall be transferred to the Securities Collateral Account.
       "Aggregate Commitment" means the aggregate of the Commitments of all the Lenders hereunder. The initial Aggregate Commitment is $70,000,000.
       "Aggregate Debit Items" means, for any Person, as at the time of computation thereof, the aggregate debit items of such Person at such time as computed in accordance with the Formula for Determination of Reserve Requirements for Brokers and Dealers, Exhibit A to Rule 15c3-3.
       "Agreement" means this Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time.
       "Agreement Accounting Principles" means generally accepted accounting principles as in effect from time to time, applied in a manner consistent with those used in preparing the Financial Statements; provided, however, that for purposes of all computations required to be made with respect to compliance by the Borrower with Section 6.19.1, such term shall mean generally accepted accounting principles as in effect on the date hereof, applied in a manner consistent with those used in preparing the Financial Statements.
       "Alternate Base Rate" means, for any day, a rate of interest per annum equal to the higher of (a) the Corporate Base Rate for such day, and
(b) the sum of the Federal Funds Effective Rate for such day plus 1/2 percent per annum.
       "Arranger" means First Chicago Capital Markets, Inc. and its successors.
       "Article" means an article of this Agreement unless another document is specifically referenced.
       "Authorized Officer" means any of the chief executive officer, president, chief financial officer or treasurer of the Borrower, acting singly.
       "Bankruptcy Code" means Title 11, United States Code, sections 1 et seq., as the same may be amended from time to time, and any successor thereto or replacement therefor which may be hereafter enacted.
       "Base Rate" means, for any day, the sum of (a) the Alternate Base
Rate for such day plus (b) 1/2 percent per annum.
       "Base Rate Advance" means an Advance which bears interest at the Base
Rate.
       "Base Rate Loan" means a Loan which bears interest at the Base Rate. "Borrower" means B.C. Ziegler and Company, a Wisconsin corporation, and its successors and assigns.
       "Borrowing Base" means, at any time, "Borrowing Base" as defined in the Security Agreement.
       "Borrowing Date" means a date on which an Advance is made hereunder. "Borrowing Notice" is defined in Section 2.7.
       "Business Day" means a day (other than a Saturday or Sunday) on which banks generally are open in Chicago, Illinois and New York City for the conduct of substantially all of their commercial lending activities.
       "CFTC" means the Commodities Future Trading Commission, or any regulatory body that succeeds to the functions thereof
       "Capitalized Lease" of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such
Person prepared in accordance with Agreement Accounting Principles.
       "Capitalized Lease Obligations" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.
       "Change" is defined in Section 3.2.
       "Closing Date" is defined in Section 4.1.
       "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.
       "Collateral" has the meaning assigned to such term in the Security Agreement.
       "Collateral Accounts" has the meaning assigned to such term in the Security Agreement.
       "Collateral Agent" means First Chicago, as Collateral Agent under the Security Agreement, and any successor collateral agent appointed pursuant thereto.
       "Collateral Transfer Request" has the meaning assigned to such term in the Security Agreement.
       "Commitment" means, for each Lender, the obligation of such Lender to make Loans not exceeding the amount set forth on Schedule I hereto and as set forth in any Notice of Assignment relating to any assignment which has become effective pursuant to Section 12.3.2, as such amount may be modified from time to time pursuant to the terms hereof.
       "Condemnation" is defined in Section 7.8.
       "Consolidated" or "consolidated", when used in connection with any calculation, means a calculation to be determined on a consolidated basis for the Borrower and its Subsidiaries (if any) in accordance with Agreement Accounting Principles.
       "Contingent Obligation" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement or take-or-pay contract or application for a Letter of Credit.
       "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated)
under common control which, together with the Borrower, are treated as a single employer under Section 414 ofthe Code.
       "Conversion Notice" is defined in Section 2.8.
       "Corporate Base Rate" means a rate per annum equal to the corporate base rate of interest announced by First Chicago from time to time, changing when and as said corporate base rate changes. The Corporate Base
Rate is a reference rate and does not necessarily represent the lowest or best rate of interest actually charged to any customer. First Chicago may make commercial loans or other loans at rates of interest at, above or below the Corporate Base Rate.
       "Default" means an event described in Article VII.
       "DTC" means the Depository Trust Company.
"Eligible Securities" has the meaning assigned to such term in the Security Agreement.
       "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.
       "Exchange Act" means the Securities Exchange Act of 1934, as amended. "Excluded Taxes" means franchise taxes or taxes on the overall net income of the Agent or any Lender imposed on the Agent or any Lender by the jurisdiction in which the Agent or such Lender is incorporated or has its principal place of business.
       "Extended Usage Period" means each period of 31 consecutive days during which Advances are outstanding hereunder, provided however, that days included in any Extended Usage Period shall not be included in any subsequent Extended Usage Period.
       "Facility Fee" is defined in Section 2.4.
       "Facility Termination Date" means January 15, 1999 or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.
       "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 11:00 a.m. (Chicago time) on such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent in its sole discretion.
       "Federal Funds Rate" means, for any day, the sum of (a) the Federal Funds Effective Rate for such day plus (b) .85% per annum.
       "Federal Funds Rate Advance" means an Advance which bears interest at the Federal Funds Rate.
       "Federal Funds Rate Loan" means a Loan which bears interest at the Federal Funds Rate.
       "Financial Statements" is defined in Section 5.5.
       "First Chicago" means The First National Bank of Chicago, a national banking association, in its individual capacity, and its successors.
       "Fiscal Quarter" means one of the four three-month accounting periods comprising a Fiscal Year.
       "Fiscal Year" means the twelve-month accounting period ending
December 31 of each year.
       "FOCUS Report" means, for any Person, the Financial and Operational Combined Uniform Single Report required to be filed on a monthly or quarterly basis, as the case may be, with the SEC or the NYSE, or any report that is required in lieu of such report.
       "Foreclosure Notice" has the meaning assigned to such term in the Security Agreement.
       "Govemmental Authority" means any government (foreign or domestic) or any state or other political subdivision thereof or any governmental body, agency, authority, department or commission (including without limitation any taxing authority or political subdivision) or any instrumentality or officer thereof (including without limitation any court or tribunal)
exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation, partnership or other entity directly or indirectly owned or controlled by or subject to the control of any of the foregoing.
       "Indebtedness" of a Person means such Person's (a) obligations for borrowed money, (b) obligations representing the deferred or additional purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade) as such amounts, if any, become determinable, (c)
obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, (d) obligations which are evidenced by notes, acceptances, or similar instruments, (e) Capitalized Lease Obligations, (f) Rate Hedging Obligations, (g) Contingent Obligations, (h) obligations for which such
Person is obligated pursuant to or in respect of a Letter of Credit and (i) repurchase obligations or liabilities of such Person with respect to accounts or notes receivable sold by such Person.
       "Investment" of a Person means any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade), deposit account or contribution of capital by such Person to any other Person or any investment in, or purchase or other acquisition of, the stock, partnership interests, notes, debentures or other securities of any other Person made by such Person.
       "Investment Company Act" means the Investment Company Act of 1940, as amended.
       "Lenders" means the lending institutions listed on Schedule 1 and the signature pages of this Agreement and their respective successors and assigns.
       "Lending Installation" means, with respect to a Lender or the Agent, any office, branch, subsidiary or affiliate of such Lender or the Agent.
       "Letter of Credit" of a Person means a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.
       "Lien" means any security interest, lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).
       "Line Offers Agreement" means that certain Credit Line Offers
Agreement dated as of January 15, 1998 among the Borrower, First Chicago, as Agent, and the lenders from time to time party thereto, as the same may be amended, supplemented or otherwise modified from time to time.
       "Line Offers Security Agreement" means that certain Master Security Agreement (Line Offers) dated as of January 15, 1998 among the Borrower,
First Chicago, as Collateral Agent, and the lenders from time to time party thereto, as the same may be amended, supplemented or otherwise modified from time to time.
       "Loan" means, with respect to a Lender, such Lender's portion of any Advance and "Loans" means, with respect to the Lenders, the aggregate of all Advances.
       "Loan Documents" means collectively this Agreement, any Notes, the Security Agreement, and the other documents and agreements contemplated hereby and executed by the Borrower in favor of the Agent or any Lender pursuant hereto.
       "MSRB" means the Municipal Securities Rulemaking Board or any successor entity.
       "Margin Stock" has the meaning assigned to that term under Regulation
U.
       "Material Adverse Effect" means a material adverse effect on (a) the business, Property, condition (financial or other), performance, prospects or results of operations of the Borrower and its Subsidiaries (if any)
taken as a whole, (b) the ability of the Borrower to perform its obligations under the Loan Documents, or (c) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Agent or the Lenders thereunder.
       "Multiemployer Plan" means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which the Borrower or any member of the Controlled Group is a party to which more than one employer is obligated to make contributions.
       "NASD" means the National Association of Securities Dealers, Inc., or any other SelfRegulatory Organization that succeeds to the functions thereof.
       "Net Capital" means "net capital" computed in accordance with Rule
15c3-1.
       "Net Income" means, for any computation period, with respect to the Borrower on a consolidated basis, cumulative net income earned during such period as determined in accordance with Agreement Accounting Principles.
       "Notice of Assignment" is defined in Section 12.3.2.
       "NYSE" means the New York Stock Exchange, Inc.
       "Obligations" means all unpaid principal of and accrued and unpaid interest on the Loans, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Borrower to the Lenders or to any Lender, the Agent or any indemnified party hereunder arising under any of the Loan Documents.
       "Official Lien" has the meaning assigned to such term in the Security Agreement.
       "Ordinary course of business", when used with respect to the Borrower or its Subsidiaries, refers to those present or future lines of business permitted by Section 6.13(c).
       "Other Taxes" is defined in Section 3.3.
       "Participants" is defined in Section 12.2.1.
       "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.
       "Person" means any natural person, corporation, firm, joint venture, partnership, association, enterprise, limited liability company, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.
       "Plan" means an employee pension benefit plan, as defined in Section 3(2) of ERISA, as to which the Borrower or any member of the Controlled
Group may have any liability.
       "Property" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.
       "Pro-rata" means, when used with respect to a Lender, and any described aggregate or total amount, an amount equal to such Lender's pro-
rata share or portion based on its percentage of the Aggregate Commitment or if the Aggregate Commitment has been terminated, its percentage of the aggregate principal amount of outstanding Advances.
       "PTC" means Participant Trust Company.
       "Purchase" means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Borrower (a) acquires any ongoing business or all or substantially all of the assets of any Person or division or line of business thereof, whether through purchase of assets, merger or otherwise, or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding partnership interests of a partnership.
       "Purchasers" is defined in Section 12.3.1.
       "Rate Hedging Obligations" of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants, and (b) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing.
       "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to depositary institutions.
       "Regulation G" means Regulation G of the Board of Governors of the Federal Reserve System as from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by Persons other than banks, brokers and dealers for the purpose of purchasing or carrying margin stocks applicable to such Persons.
       "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and shall include any successor or other regulation or official interpretation of such Board of Governors relating to the extension of credit by securities brokers and dealers for the purpose of purchasing or carrying margin stocks applicable to such Persons.
       "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to such Persons.
       "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by the specified lenders for the purpose of purchasing or carrying margin stocks applicable to such
Persons.
       "Reportable Event" means a reportable event as defined in Section
4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC has by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days ofthe occurrence of such event; provided, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERlSA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.
       "Required Lenders" means Lenders in the aggregate having at least 66-2/3% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders in the aggregate holding at least 66-2/3% of the aggregate unpaid principal amount of the outstanding Loans.
       "Revolving Credit Note" or "Note" means a promissory note in substantially the form of Exhibit A hereto, with appropriate insertions, duly executed and delivered to the Agent by the Borrower and payable to the order of a Lender in the amount of its Commitment, including any amendment, modification, renewal or replacement of such promissory note.
       "Risk-Based Capital Guidelines" is defined in Section 3.2.
       "Rule 15c3-1" means Rule 15c3-1 of the General Rules and Regulations as promulgated by the SEC under the Exchange Act, as such rule may be amended from time to time, or any rule or regulation ofthe SEC which replaces Rule 15c3-1.
       "Rule 15c3-3" means Rule 15c3-3 of the General Rules and Regulations as promulgated by the SEC under the Exchange Act, as such rule may be amended from time to time, or any rule or regulation of the SEC which replaces Rule 15c3-3 .
       "SEC" means the Securities and Exchange Commission, or any regulatory body that succeeds to the functions thereof.
       "Section" means a numbered section of this Agreement, unless another document is specifically referenced.
       "Security Agreement" means the Master Security Agreement (Revolving Credit) substantially in the form of Exhibit B hereto among the Borrower,
First Chicago, as Collateral Agent, and the Lenders, as the same may be amended, supplemented or otherwise modified from time to time.
       "Self-Regulatory Organization" has the meaning assigned to such term in Section 3(a)(26) of the Exchange Act.
       "Single Employer Plan" means a Plan subject to Title IV of ERISA maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group, other than a Multiemployer Plan.
       "SIPA" means the Security Investor Protection Act of 1970, as amended.
       "SIPC" means the Security Investor Protection Corporation established pursuant to SIPA, or any other entity that succeeds to the functions of
SIPC.
       "Subsidiary" of a Person means (a) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (b) any partnership, association, joint venture, limited liability company or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a " Subsidiary" shall mean a Subsidiary of the
Borrower (if any).
       "Substantial Portion" means, with respect to the Property of the Borrower and its Subsidiaries, Property which (a) represents more than 10%
of the consolidated assets of the Borrower and its Subsidiaries, as would be shown in the consolidated financial statements of the Borrower and its Subsidiaries as at the end of the quarter next preceding the date on which such determination is made, or (b) is responsible for more than 10% ofthe consolidated net sales ofthe Borrower and its Subsidiaries for the 12-month period ending as of the end of the quarter next preceding the date of determination.
       "Tangible Net Worth" means at any date the consolidated common stockholder's equity of the Borrower determined in accordance with
Agreement Accounting Principles, less all consolidated assets of the
Borrower at such date that would be classified as intangible assets in accordance with Agreement Accounting Principles, including, without limitation, trade or service marks, franchises, trade names and goodwill.
       "Taxes" means present or future income or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any
Governmental Authority, but does not include Excluded Taxes.
       "Termination Event" means, with respect to a Plan which is subject to Title IV of ERISA, (a) a Reportable Event, (b) the withdrawal of the
Borrower or any other member of the Controlled Group from such Plan during a plan year in which the Borrower or any other member of the Controlled
Group was a "substantial employer" as defined in Section 4001(a)(2) of
ERISA or was deemed such under Section 4068(f) of ERISA, (c) the termination of such Plan, the filing of a notice of intent to terminate such Plan or the treatment of an amendment of such Plan as a termination under Section 4041 of ERISA, (d) the institution by the PBGC of proceedings to terminate such Plan or (e) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or appointment of a trustee to administer, such Plan.
       "Transferee" is defined in Section 12.4.
       "Type" means, with respect to any Advance, its nature as a Federal
Funds Rate Advance or a Base Rate Advance.
       "Unfunded Liability" means the amount (if any) by which the present value of all vested and unvested accrued benefits under a Single Employer
Plan exceeds the fair market value of assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans using PBGC actuarial assumptions for single employer plan terminations.
       "Unmatured Default" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.
       "Utilization Fee" is defined in Section 2.4.
       "VRD Eligible Securities in Liquidation" has the meaning assigned to such term in the Security Agreement.
       "Wholly-Owned Subsidiary" of a Person means (a) any Subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-
Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (b) any partnership, association, joint venture, limited liability company or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.
       The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.
                                   ARTICLE II
                                   THE CREDITS
       2.1.  Advances. (a) From and including the date hereof to but excluding the Facility Termination Date, each Lender severally (and not jointly) agrees, on the terms and conditions set forth in this Agreement, to make Loans to the Borrower from time to time in amounts not to exceed in the aggregate at any one time outstanding the amount of its pro-rata share of the Aggregate Available Commitment existing at such time. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow
Advances at any time prior to the Facility Termination Date.
       (b) The Borrower hereby agrees that if at any time, as a result of reductions in the Aggregate Commitment pursuant to Section 2.4 or otherwise, the aggregate balance of the Loans exceeds the lesser of either
(i) the Borrowing Base or (ii) the Aggregate Commitment, the Borrower shall repay immediately its then outstanding Loans in such amount as may be necessary to eliminate such excess (or, alternatively, if such Loans exceed the Borrowing Base, take such action as is necessary to comply with Section
5.03 of the Security Agreement).
       (c)   Any outstanding Advances and all other unpaid Obligations shall be paid in full by the Borrower on the Facility Termination Date.
       2.2.  Ratable Loans.  Each Advance hereunder shall consist of Loans made from the several Lenders ratably in proportion to the ratio that their respective Commitments bear to the Aggregate Commitment.
       2.3. Types of Advances. The Advances shall be Federal Funds Rate Advances, provided, however, that if the Borrowing Base supporting any
Advance (or portion thereof) shall consist of VRD Eligible Securities in Liquidation, then such Advance (or portion thereof) shall be deemed converted from a Federal Funds Rate Advance to a Base Rate Advance, in accordance with Section 2.8. For purposes of this Agreement, an Advance (or portion thereof) shall be deemed "supported" by VRD Eligible Securities in Liquidation to the extent that the aggregate amount of Advances outstanding hereunder at any time exceeds the Borrowing Base at such time exclusive of
VRD Eligible Securities in Liquidation.
       2.4.  Facility Fee; Utilization Fee; Reductions in Aggregate
Commitment. (a) The Borrower agrees to pay to the Agent for the ratable account of each Lender a facility fee (the "Facility Fee") in an amount equal to 0.125% per annum times the daily average Commitment of such Lender (regardless of usage) from the date hereof to and including the Facility Termination Date, payable quarterly in advance on the Closing Date, on the first Business Day of each calendar quarter hereafter and on the Facility Termination Date. All accrued Facility Fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Loans hereunder.
       (b)   The Borrower agrees to pay to the Agent for the ratable account of Lenders a utilization fee (the "Utilization Fee") equal to $1,000 for each Extended Usage Period, payable on the last day of the calendar quarter in which such Extended Usage Period ends, and, if applicable, on the
Facility Termination Date.
       (c) The Borrower may permanently reduce the Aggregate Commitment in whole, or in part ratably among the Lenders in a minimum aggregate amount of $10,000,000 or any integral multiple of $5,000,000 in excess thereof, upon at least three (3) Business Days' written notice to the Agent, which notice shall specify the amount of any such reduction; provided, however, that the amount of the Aggregate Commitment may not be reduced below the aggregate principal amount of the outstanding Advances.
       2.5. Minimum Amount of Each Advance. Each Advance shall be in the minimum amount of $1,000,000 (and in multiples of $100,000 if in excess thereof); provided, however, that any Advance may be in the amount of the unused Aggregate Available Commitment.
       2.6. Optional Principal Payments. The Borrower may from time to time pay, without penalty or premium, all outstanding Advances, or, in a minimum aggregate amount of $1,000,000 or any integral multiple of $100,000 in excess thereof, any portion of the outstanding Advances upon prior notice to the Agent by 3:30 p.m. (Chicago time), or such later time as the Agent may agree, on the proposed date of repayment.
       2.7. Method of Requesting New Advances. The Borrower shall give the Agent irrevocable notice (a "Borrowing Notice") not later than 12:00 noon (Chicago time) on the Borrowing Date of each Advance, specifying:
       (a)   the Borrowing Date of such Advance, which shall be a Business
Day, and
       (b) the aggregate amount of such Advance, which, when added to all outstanding Advances, shall not exceed the Aggregate Available Commitment;
Not later than 3:00 p.m. (Chicago time) on each Borrowing Date, each Lender shall make available its Loan or Loans, in funds immediately available in Chicago, to the Agent at its address specified pursuant to Article XIII.
The Agent will make the funds so received from the Lenders available to the Borrower forthwith at the Agent's aforesaid address.
       2.8.  Conversion of Outstanding Advances. If the Collateral Agent
shall at any time notify the Borrower and the Agent that all or any portion of an outstanding Advance is supported by VRD Eligible Securities in Liquidation (a "Conversion Notice"), then such Advance (or portion thereof) shall be deemed to be converted into a Base Rate Advance effective on the Business Day on which the Borrower receives such notice.
       2.9.  Changes in Interest Rate. etc. Each Advance shall bear interest at the Federal Funds Rate or the Base Rate, as the case may be, from and including the date of such Advance to (but not including) the date on which such Advance is paid. Changes in the rate of interest on any Advance will take effect simultaneously with each change in the Federal Funds Rate or the Base Rate, as the case may be.
       2.10. Rates Applicable After Default. During the continuance of a Default the Required Lenders may, at their option, by notice to the
Borrower (which notice may be revoked at the option ofthe Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that each Advance shall bear interest at a rate per annum equal to the Base Rate plus two percent
(2%) per annum, provided, however, that such increased rate shall automatically and without action of any kind by the Lenders become and remain applicable until revoked by the Required Lenders in the event of a Default described in Section 7.6 or 7.7.
       2.11. Method of Payment. All payments of the Obligations hereunder shall be made, without setoff, deduction or counterclaim, in immediately available funds to the Agent at the Agent's address specified pursuant to
Article XIII, or at any other Lending Installation of the Agent specified in writing by the Agent to the Borrower, by 3:30 p.m. (Chicago time), or such later time as the Agent may agree, on the date when due and shall be applied ratably by the Agent among the Lenders. Each payment delivered to the Agent for the account of any Lender shall be delivered promptly by the Agent to such Lender, in the same type of funds that the Agent received, at such Lender's address specified pursuant to Article XIII or at any Lending Installation specified in a notice received by the Agent from such Lender.
The Agent is hereby authorized to charge the account of the Borrower maintained with First Chicago for each payment of principal, interest and fees as it becomes due hereunder.
       2.12. Telephonic Notices. The Borrower hereby authorizes the Lenders and the Agent to extend or convert Advances and to transfer funds based on telephonic notices made by any Authorized Officer or any person or persons designated by an Authorized Officer in writing to the Agent which the Agent or any Lender in good faith believes to be acting on behalf of the
Borrower. The Borrower agrees to deliver promptly to the Agent a written confirmation, if such confirmation is requested by the Agent or any Lender, of each telephonic notice signed by an Authorized Officer.
If the written confirmation differs in any material respect from the action taken by the Agent and the Lenders, the records of the Agent and the
Lenders shall govern absent manifest error.
       2.13. Interest Payment Dates; Interest and Fee Basis. Interest
accrued on each Advance shall be payable on the first day of each month, commencing with the first such date to occur after the date hereof, on any date on which an Advance is prepaid, whether due to acceleration or otherwise, and at maturity. Facility Fees and interest on Advances shall be calculated for actual days elapsed on the basis of a 360-day year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to 3:30 p.m.
(Chicago time), or such later time as the Agent may agree, at the place of payment. If any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.
       2.14. Notification of Advances. Interest Rates. Prepayments and Commitment Reductions. Promptly after receipt thereof, the Agent will notify each Lender of the contents of each Aggregate Commitment reduction notice, Borrowing Notice, Conversion Notice and repayment notice received by it hereunder. The Agent will give each Lender prompt notice of each change in the Federal Funds Rate or the Base Rate.
       2.15. Lending Installations. Each Lender may book its Loans at any Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Loans shall be deemed held by each
Lender for the benefit of such Lending Installation. Each Lender may, by written notice to the Agent and the Borrower, designate a Lending
Installation through which Loans will be made by it and for whose account
Loan payments are to be made.
       2.16. Non-Receipt of Funds by the Agent. Unless the Borrower or a Lender, as the case may be, notifies the Agent prior to the date on which it is scheduled to make payment to the Agent of (a) in the case of a
Lender, the proceeds of a Loan, or (b) in the case of the Borrower, a payment of principal, interest or fees to the Agent for the account of the Lenders, that it does not intend to make such payment, the Agent may assume that such payment has been made. The Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If the Borrower has not in fact made such payment to the Agent, the Lenders shall, on demand by the Agent, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to the Federal Funds Effective Rate for such day. If any Lender has not in fact made such payment to the Agent, such Lender or the Borrower shall, on demand by the Agent, repay to the
Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to (a) in the case of payment by a Lender, the Federal Funds Effective Rate for such day, or (b) in the case of payment by the Borrower, the interest rate applicable to the relevant Loan.
       2.17. Noteless Agreement; Evidence of Indebtedness. (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.
       (b)   The Agent shall also maintain accounts in which it will record
(i) the amount of each Loan made hereunder and the Type thereof, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder, and (iii) the amount of any sum received by the Agent hereunder from the Borrower and each Lender's share thereof
       (c) The entries maintained in the accounts maintained pursuant to paragraphs (a) and (b) above shall be prima facie evidence of the existence and amounts of the Obligations therein recorded, provided, however, that the failure of the Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Obligations in accordance with their terms.
       (d)   Any Lender may request that its Loans be evidenced by a
Revolving Credit Note, and in such event, the Borrower shall prepare, execute and deliver to such Lender a Revolving Credit Note payable to the order of such Lender in the form of Exhibit A hereto. Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (including after any assignment pursuant to Section 12.3) be represented by one or more Revolving Credit Notes payable to the order of the payee named therein or any assignee pursuant to Section 12.3, except to the extent that any such Lender or assignee subsequently returns any such Note for cancellation and requests that such Loans once again be evidenced as described in paragraphs (a) and (b) above. Although the Revolving Credit Notes shall be dated the date of issuance, interest in respect thereof shall be payable only for the periods during which the Loans evidenced thereby are outstanding and, although the stated amount of each Revolving Credit Note shall be equal to the applicable Lender's Commitment, each Revolving Credit Note shall be enforceable, with respect to the Borrower's obligation to pay the principal amount thereof, only to the extent of the unpaid principal amount of the Loans at the time evidenced thereby.
                                   ARTICLE III
                             YIELD PROTECTION: TAXES
       3.1.  Yield Protection. If, on or after the date of this Agreement, the adoption of any law or any governrnental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any change in the interpretation or administration thereof by any Governmental or quasi-Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender or applicable Lending Installation with any request or directive (whether or not having the force of law) of any such Authority, central bank or comparable agency:
       (a)   subjects any Lender or any applicable Lending Installation to any Taxes, or changes the basis of taxation of payments (other than with respect to Excluded Taxes) to any Lender in respect of its Loans or other amounts due it hereunder, or
(b) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation, or
(c) imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining Loans or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with any Loans, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of Loans held, or interest received by it, by an amount deemed material by such Lender,
and the result of any of the foregoing is to increase the cost to such
Lender or applicable Lending Installation of making or maintaining its
Loans or Commitment or to reduce the return received by such Lender or applicable Lending Installation in connection with such Loans or
Commitment, then, within 15 days of demand by such Lender, the Borrower shall pay such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction in amount received.
       3.2. Changes in Capital Adequacy Regulations. If a Lender determines the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a Change, then, within 15 days of demand by such Lender, the Borrower shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender determines is attributable to this Agreement, its Loans or its Commitment to make Loans hereunder (after taking into account such Lender's policies as to capital adequacy).
"Change" means (a) any change after the date of this Agreement in the Risk-Based Capital Guidelines, or (b) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or any Lending
Installation or any corporation controlling any Lender. "Risk-Based Capital Guidelines" means (i) the risk-based capital guidelines in effect in the
United States on the date of this Agreement, including transition rules and
(ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report ofthe Basle Committee on Banking Regulation and Supervisory Practices
Entitled "International Convergence of Capital Measurements and Capital Standards", including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement.
       3.3.  Taxes. (i) All payments by the Borrower to or for the account of any Lender or the Agent hereunder or under any Note shall be made free and clear of and without deduction for any and all Taxes. If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, (a) the sum payable shall be increased as necessary so that after making all required deductions
(including deductions applicable to additional sums payable under this
Section 3.3) such Lender or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (b) the Borrower shall make such deductions, (c) the Borrower shall pay the full amount deducted to the relevant authority in accordance with applicable law and (d) the Borrower shall furnish to the Agent the original copy of a receipt evidencing payment thereof within 30 days after such payment is made.
       (ii) In addition, the Borrower hereby agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note ("Other Taxes").
       (iii) The Borrower hereby agrees to indemnify the Agent and each
Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed on amounts payable under this
Section 3.3) paid by the Agent or such Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Payments due under this indemnification shall be made within 30 days of the date the Agent or such Lender makes demand therefor pursuant to
Section 3.4.
       (iv)  Each Lender that is not incorporated under the laws of the
United States of America or a state thereof (each a "Non-U.S. Lender")
agrees that it will, not less than ten Business Days after the date of this Agreement, (a) deliver to each of the Borrower and the Agent two duly completed copies of United States Internal Revenue Service Form 1001 or
4224, certifying in either case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any
United States federal income taxes, and (b) deliver to each of the Borrower and the Agent a United States Internal Revenue Form W-8 or W-9, as the case may be, and certify that it is entitled to an exemption from United States backup withholding tax. Each Non-U.S. Lender further undertakes to deliver to each of the Borrower and the Agent (x) renewals or additional copies of such form (or any successor form) on or before the date that such form expires or becomes obsolete, and (y) after the occurrence of any event requiring a change in the most recent forms so delivered by it, such additional forms or amendments thereto as may be reasonably requested by the Borrower or the Agent. All forms or amendments described in the preceding sentence shall certify that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any
United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form or amendment with respect to it and such Lender advises the Borrower and the Agent that it is not capable of receiving payments without any deduction or withholding of
United States federal income tax.
       (v) For any period during which a Non-U.S. Lender has failed to provide the Borrower with an appropriate form pursuant to clause (iv) above (unless such failure is due to a change in treaty, law or regulation, or any change in the interpretation or administration thereof by any
Governmental Authority, occurring subsequent to the date on which a form originally was required to be provided), such Non-U.S. Lender shall not be entitled to indemnification under this Section 3.3 with respect to Taxes imposed by the United States; provided that, should a Non-U.S. Lender which is otherwise exempt from or subject to a reduced rate of withholding tax become subject to Taxes because of its failure to deliver a form required under clause (iv) above, the Borrower shall take such steps as such Non-
U.S. Lender shall reasonably request to assist such Non-U.S. Lender to recover such Taxes.
       (vi)  Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement or any
Note pursuant to the law of any relevant jurisdiction or any treaty shall deliver to the Borrower (with a copy to the Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.
       3.4.  Lender Statements Survival of Indemnity. To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its Loans to reduce any liability ofthe
Borrower to such Lender under Sections 3.1, 3.2 and 3.3 so long as such designation is not in the judgment of such Lender, disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender to the Borrower (with a copy to the Agent) as to the amount due, if any, under Sections 3.1, 3.2 and 3.3. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error. Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by the Borrower of such written statement. The obligations of the Borrower under Sections 3.1, 3.2 and 3.3 shall survive payment of the Obligations and termination of this Agreement.
                                   ARTICLE IV
                              CONDITIONS PRECEDENT
       4.1. Initial Loans. The Lenders shall not be required to make the initial Advance hereunder unless the Borrower has furnished the following to the Agent with sufficient copies for the Lenders and the other conditions set forth below have been satisfied, in each case on a date (the "Closing Date") on or before January 16, 1998:
       (a) Charter Documents; Good Standing Certificates. Copies of the certificate of incorporation of the Borrower, together with all amendments thereto, certified by the Secretary of State of Wisconsin, together with good standing certificates issued by the Secretaries of State of Wisconsin, Illinois and New York.
       (b) By-Laws and Resolutions. Copies, certified by the Secretary or Assistant Secretary of the Borrower, of its by-laws and of its Board of Directors' resolutions authorizing the execution, delivery and performance of the Loan Documents to which the Borrower is a party.
       (c) Secretarv's Certificate. An incumbency certificate, executed by the Secretary or Assistant Secretary of the Borrower, which shall identify by name and title and bear the signature of the officers of the Borrower authorized to sign the Loan Documents and to make borrowings hereunder, upon which certificate the Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower.
       (d) Officer's Certificate. A certificate, dated the date of this Agreement, signed by an Authorized Officer of the Borrower, in form and substance satisfactory to the Agent, to the effect that (i) on such date
(both before and after giving effect to the making of any Loans hereunder)
no Default or Unmatured Default has occurred and is continuing and (ii)
each of the representations and warranties set forth in Article V of this Agreement is true and correct on and as of such date.
       (e)   Legal Opinions. A written opinion of (i) Quarles & Brady,
counsel to the Borrower, and (ii) Charles O'Meara, Senior Vice President
and General Counsel of the Borrower, addressed to the Agent and the Lenders in form and substance acceptable to the Agent and its counsel.
       (f)   Notes. If requested by any Lender, a Revolving Credit Note payable to the order of such Lender duly executed by the Borrower.
       (g)   Loan Documents. Executed originals of this Agreement, the
Security Agreement and each of the other Loan Documents, which shall be in full force and effect, together with all schedules, exhibits, certificates, instruments, opinions, documents and financial statements required to be delivered pursuant hereto and thereto.
       (h)   Collateral and Security Documents. Delivery of the Collateral
to the Collateral Accounts designated by the Collateral Agent and the taking of such other action, and the providing of such necessary information and materials, as shall enable the Collateral Agent to (i)
perfect the security interests in the Collateral created pursuant to the Security Agreement and (ii) properly identify and process the Collateral and prepare the initial Borrowing Base Report with respect thereto, including information confirming the status of each item of Collateral as an Eligible Security, its Market Value and its Loan Value (as such terms are defined in the Security Agreement), in addition, the Borrower shall cause the delivery of such lien searches, financing statements, termination statements, releases and similar documents as the Agent or its counsel may request.
       (i) Executed originals of the Line Offers Agreement and the Line Offers Security Agreement shall have been delivered to the Agent.
       (j)   Financial Statements. Copies of the Financial Statements and
FOCUS Reports referred to in Section 5.5.
       (k) Letter of Direction. Written money transfer instructions with respect to the initial Advance and, until otherwise instructed, as to future Advances in form and substance acceptable to the Agent and its counsel addressed to the Agent and signed by an Authorized Officer, together with such other related money transfer authorizations as the Agent may have reasonably requested.
       (l) Payment of Fees. The Borrower shall have paid all accrued and unpaid fees, costs and expenses to the extent due and payable on or prior to the execution of this Agreement, including, but not limited to, the fees referred to in Section 10.13 and, to the extent invoiced, the attorneys'
fees, time charges and disbursements referred to in Section 9.6.
       (m) Other. Such other documents as the Agent, any Lender or their counsel may have reasonably requested.
       4.2.  Each Future Advance. The Lenders shall not be required to make any Advance unless on the applicable Borrowing Date:
       (a)   There exists no Default or Unmatured Default and none would result from such Advance,
       (b)   The representations and warranties contained in Article V are true and correct as of such Borrowing Date,
       (c)   A Borrowing Notice shall have been properly submitted;
       (d)   After making the requested Advance, the aggregate balance of the Loans outstanding hereunder shall not exceed the Aggregate Available Commitment, and
       (e)   No Official Lien (as defined in the Security Agreement) exists on all or any part of the Collateral.
       Each Borrowing Notice with respect to each such Advance shall constitute a representation and warranty by the Borrower that the conditions contained in Section 4.2 have been satisfied. Any Lender may require a duly completed compliance certificate in substantially the form of Exhibit C hereto as a condition to making an Advance.
                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES
       The Borrower represents and warrants to the Lenders that:
       5.1. Corporate Existence: Conduct of Business. The Borrower (a) is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, (b) is duly qualified and in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where failure to be so qualified will not have a
Material Adverse Effect, and (c) has all requisite corporate power, and possesses all licenses, registrations and authorizations from and with any Governmental Authority, Self-Regulatory Organization or securities exchange, necessary in order to own its assets and carry on its business as now or presently proposed to be conducted. The Borrower is (w) duly registered with the SEC as a broker-dealer under the Exchange Act, (x) a member in good standing of the NASD, (y) not in arrears in regard to any assessment made upon it by the SIPC and (z) has received no notice from the SEC, NASD, MSRB, CFTC or any other Governmental Authority, Self-Regulatory Organization or securities exchange of any alleged rule violation or other circumstance which could reasonably be expected to have a Material Adverse Effect.
       5.2.  Authorization and Validity. The Borrower has all requisite power and authority (corporate and otherwise) and legal right (a) to execute and deliver each of the Loan Documents and to perform its obligations thereunder, and (b) to assign, pledge and grant a security interest in the Collateral in the manner and for the purpose contemplated by the Security Agreement. The execution and delivery by the Borrower of the Loan Documents and the performance of its obligations thereunder have been duly authorized by proper corporate proceedings, and the Loan
Documents constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity limiting the availability of equitable remedies.
       5.3.  Compliance with Laws and Contracts. The Borrower has complied in all material respects with all applicable laws, statutes, and rules, regulations, orders and decrees or restrictions of any Governmental
Authority, Self-Regulatory Organization or securities exchange having jurisdiction over the conduct of its business or the ownership of its Properties (including, without limitation, the Exchange Act, the Advisers
Act, the Investment Company Act and the applicable rules and regulations of the SEC, NASD, MSRB and CFTC), except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Without limiting the foregoing, the Borrower is in compliance with all capital requirements of all Governmental Authorities applicable to the Borrower including, without limitation, Rule 15c3-1. Neither the execution and delivery by the Borrower of the Loan Documents, the application of the proceeds of the Loans, the granting of a security interest in the
Collateral under the Security Agreement, the consummation of any transaction contemplated by the Loan Documents, nor compliance with the provisions of the Loan Documents will, or at the relevant time did, (a)
violate any law, rule, regulation (including Regulations G, T, U and X), order, writ, judgment, injunction, decree or award binding on the Borrower,
(b) violate or conflict with the Borrower's charter or by-laws, (c) violate the provisions of or require the approval or consent of any party to any indenture, instrument or agreement to which the Borrower is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien (other than Liens permitted by, and created under, the Loan
Documents) in, of or on the Property of the Borrower pursuant to the terms of any such indenture, instrument or agreement, or (d) require the consent or approval of any Person, except for any violation of, or failure to obtain an approval or consent required under, any such indenture, instrument or agreement that could not have a Material Adverse Effect.
       5.4.  Governmental Consents. No order, consent, approval,
qualification, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of, any Governmental Authority, Self-Regulatory Organization or securities exchange is necessary or required in connection with the execution, delivery, consummation or performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents, the application of the proceeds of the Loans, or the consummation of any other transaction contemplated by the Loan Documents. Neither the Borrower nor any Subsidiary is in default under or in violation of any foreign, federal, state or local law, rule, regulation, order, writ judgment, injunction, decree or award binding upon or applicable to the Borrower, in each case the consequence of which default or violation could reasonably be expected to have a Material Adverse Effect.
       5.5. Financial Statements. The Borrower has heretofore furnished to each of the Lenders (a) the December 31, 1996 audited financial statements ofthe Borrower, (b) the September 30, 1997 unaudited financial statements of the Borrower (collectively, the "Financial Statements"). The Borrower has also heretofore furnished to each of the Lenders the Borrower's
December 31, 1996, March 31, 1997, June 30, 1997 and September 30, 1997
quarterly FOCUS Reports (the "FOCUS Reports"). Each of the Financial
Statements was prepared in accordance with Agreement Accounting Principles and fairly presents the financial condition, results of operations, changes in stockholder's equity and cash flows of the Borrower at such dates and for the respective periods then ended (except, in the case of such unaudited statements, for normal year-end audit adjustments). The FOCUS
Reports are correct and complete in all material respects and conform in all material respects to Exchange Act requirements and applicable SEC rules and regulations.
       5.6. Material Adverse Change. No material adverse change in the business, Property, condition (financial or otherwise), performance, prospects or results of operations of the Borrower has occurred since
September 30, 1997.
       5.7. Taxes. The Borrower has filed or caused to be filed on a timely basis and in correct form all United States federal and applicable state tax returns and all other material tax returns which are required to be filed, and has paid all material taxes due pursuant to said returns or pursuant to any assessment received by the Borrower, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with Agreement Accounting Principles and as to which no Lien exists. As of the date hereof, the United States income tax returns of the Borrower have been audited by the Internal Revenue
Service through its Fiscal Year ending December 31, 1994 and there are no pending audits or investigations regarding the Borrower's federal, state or local tax returns. No tax liens have been filed and no claims are being asserted with respect to any such taxes which could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Borrower in respect of any taxes or other governmental charges are in accordance with Agreement Accounting Principles.
       5.8. Litigation and Contingent Obligations. There is no litigation, arbitration, proceeding, inquiry or investigation by any Governmental Authority, Self-Regulatory Organization or securities exchange pending or, to the knowledge of any of the Borrower's officers, threatened against or affecting the Borrower or any of its respective Properties which could reasonably be expected to have a Material Adverse Effect, or to prevent, enjoin or unduly delay the making of the Loans or the consummation ofthe transactions contemplated by this Agreement. The Borrower has no material contingent obligations not provided for or disclosed in the Financial Statements.
       5.9.  Subsidiaries. As ofthe date hereof, the Borrower has no
Subsidiaries.
       5.10. ERISA. Except for the Ziegler Growth Retirement Plan, neither the Borrower nor any other member of the Controlled Group maintains any
Single Employer Plans, and no Single Employer Plan has any Unfunded
Liability. Neither the Borrower nor any other member of the Controlled
Group maintains, or is obligated to contribute to, any Multiemployer Plan or has incurred, or is reasonably expected to incur, any withdrawal liability to any Multiemployer Plan. Each Plan complies in all material respects with all applicable requirements of law and regulations. Neither the Borrower nor any member of the Controlled Group has, with respect to any Plan, failed to make any contribution or pay any amount required under
Section 412 ofthe Code or Section 302 of ERISA or the terms of such Plan which could reasonably be expected to be in excess of $1,000,000. There are no pending or, to the knowledge ofthe Borrower, threatened claims, actions, investigations or lawsuits against any Plan, any fiduciary thereof, or the Borrower or any member of the Controlled Group with respect to a Plan which could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any member of the Controlled Group has engaged in any prohibited transaction (as defined in Section 4975 of the Code or Section
406 of ERISA) in connection with any Plan which would subject such Person to any material liability. Within the last five years neither the Borrower nor any member of the Controlled Group has engaged in a transaction which resulted in a Single Employer Plan with an Unfunded Liability being transferred out of the Controlled Group. No Termination Event has occurred or is reasonably expected to occur with respect to any Plan which is subject to Title IV of ERISA.
       5.11. Defaults. No Default or Unmatured Default has occurred and is continuing.
       5.12.Federal Reserve Regulations. The Borrower is subject to
Regulation T and maintains procedures and internal controls reasonably adapted to insure that it does not extend or maintain credit to or for its customers other than in accordance with Regulation T. No part of the proceeds of any Loan will be used in a manner which would violate, or result in a violation of, Regulation G, Regulation T, Regulation U or Regulation X. Neither the making of any Advance hereunder or the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulation G, Regulation T, Regulation U or Regulation X. The Borrower is a registered brokerdealer a substantial portion of whose business consists of transactions with Persons other than brokers or dealers.
       5.13. Investment Company Act. The Borrower is not, nor after giving effect to any Advance will be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the
Investment Company Act, and is not subject to any statute or regulation which prohibits or restricts the incurrence of Indebtedness hereunder.
       5.14. Certain Fees. No broker's or finder's fee or commission was, is or will be payable by the Borrower with respect to any of the transactions contemplated by this Agreement. The Borrower hereby agrees to indemnify the Agent and the Lenders against and agrees that it will hold each of them harmless from any claim, demand or liability for any broker's or finder's fees or commissions alleged to have been incurred by the Borrower in connection with any of the transactions contemplated by this Agreement and any expenses (including, without limitation, attorneys' fees and time charges of attorneys for the Agent or any Lender, which attorneys may be employees of the Agent or any Lender) arising in connection with any such claim, demand or liability.
       5.15. Ownership of Properties. The Borrower has a subsisting leasehold interest in, or good and marketable title, free of all Liens, other than those permitted by Section 6.15, to all of the properties and assets reflected in the Financial Statements as being owned by it, except for assets sold, transferred or otherwise disposed of in the ordinary course of business since the date thereof To the knowledge of the Borrower, there are no actual, threatened or alleged defaults with respect to any leases of real property under which the Borrower is lessee or lessor which could reasonably be expected to have a Material Adverse Effect. The
Borrower owns or possess rights to use all licenses, patents, copyrights, service marks, trade marks and trade names necessary or material to continue to conduct its business as heretofore conducted.
       5.16. Collateral. The provisions of the Security Agreement are effective to create and give the Agent, for the benefit of the Lenders, as security for the repayment of the obligations secured thereby, a valid and perfected, first priority security interest in the Collateral described therein.
       5.17. Material Agreements. The Borrower is not a party to any agreement or instrument or subject to any charter or other corporate restriction which could reasonably be expected to have a Material Adverse Effect.
       5.18. Insurance. The Borrower maintains with financially sound and reputable insurance companies insurance on its Property in such amounts and covering such risks as is consistent with sound business practice.
       5.19. Disclosure. None of the (a) information, exhibits or reports furnished or to be furnished by the Borrower to the Agent or to any Lender in connection with the negotiation of the Loan Documents, or (b) representations or warranties of the Borrower contained in this Agreement, the other Loan Documents or any other document, certificate or written statement furnished to the Agent or the Lenders by or on behalf of the
Borrower pursuant to this Agreement contained, contains or will contain any untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which they were made. There is no fact known to the Borrower (other than matters of a general economic nature) that has had or could reasonably be expected to have a Material Adverse Effect and that has not been disclosed herein or in such other documents, certificates and statements furnished to the Lenders for use in connection with the transactions contemplated by this Agreement.
                                   ARTICLE VI
                                    COVENANTS
       During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing:
       6.1. Financial Reporting The Borrower will maintain, for itself and each Subsidiary, a system of accounting established and administered in accordance with generally accepted accounting principles, consistently applied, and will furnish to the Agent (with sufficient copies, except in the case of (h) below, for each Lender):
             (a)   As soon as practicable and in any event within 90 days
after the close of each of its Fiscal Years, an unqualified audit report certified by independent certified public accountants acceptable to the Lenders, prepared in accordance with Agreement Accounting Principles on a consolidated basis, including a balance sheet as of the end of such period and related statements of income, changes in stockholder's equity and cash flows.
             (b)   As soon as practicable and in any event within 60 days
after the close of the first three Fiscal Quarters of each of its Fiscal
Years, consolidated unaudited balance sheets as at the close of each such period and consolidated statements of income, changes in stockholder's equity and cash flows for the period from the beginning of such Fiscal Year to the end of such Fiscal Quarter, all certified by the Borrower's chief financial officer or treasurer.
             (c)   As soon as practicable and in any event within 30 days
after the close of each month, the FOCUS report for such month filed by the Borrower with the SEC.
             (d)   Together with the financial statements required by
clauses (a) and (b) above, a compliance certificate in substantially the form of Exhibit C hereto signed by the Borrower's chief financial officer or treasurer showing the calculations necessary to determine compliance with this Agreement and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof.
             (e)   As soon as possible and in any event within 10 days after
any officer of the Borrower knows that any Termination Event (including any Reportable Event) has occurred with respect to any Plan, a statement, signed by the chief financial officer or treasurer of the Borrower, describing said Termination Event and the action which the Borrower proposes to take with respect thereto.
             (f)   As soon as possible and in any event within 10 days after
any officer of the Borrower learns thereof, notice of the assertion or commencement of any claim, action, litigation, suit or proceeding against or affecting the Borrower, including any investigation or proceeding commenced by the SEC, NASD, MSRB, CFTC or any other Governmental Authority, SelfRegulatory Organization or securities exchange, which could have a
Material Adverse Effect.
             (g)   Promptly upon their becoming available, copies of all
registration statements and other material reports and communications that the Borrower shall have filed with or received from the SEC, any Self-Regulatory Organization or any securities exchange.
             (h)   All such information and data as shall be necessary to
enable the Collateral Agent to prepare each Borrowing Base Report under the Security Agreement.
             (i)   Prompt notification of any demand for payment by any
lender under the Line Offers Agreement relating to such lender's outstanding loan or note thereunder.
             (j)   Such other information (including non-financial
information) as the Agent or any Lender may from time to time reasonably request.
       6.2. Use of Proceeds. The Borrower will use the proceeds of the Advances to meet its general corporate needs, including support of the Borrower's variable rate municipal bond program. The Borrower will not use any of the proceeds of the Advances to purchase or carry any Margin Stock in violation of Regulation G, Regulation T, Regulation U or Regulation X,
or to finance the Purchase of any Person which has not been approved and recommended by the board of directors (or functional equivalent thereof) of such Person.
       6.3.  Notice of Default. Within 5 days after any officer ofthe
Borrower has knowledge thereof, the Borrower will give notice in writing to the Agent of the occurrence of (a) any Default or Unmatured Default and (b)
any other event or development, financial or other, relating specifically to the Borrower or any of its Subsidiaries (and not of a general economic or political nature) which could reasonably be expected to have a Material Adverse Effect.
       6.4. Conduct of Business. The Borrower will, and will cause each Subsidiary to, (a) preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, (b) in the case of the Borrower, maintain its registration as a broker-dealer with the SEC in full force and effect, (c) maintain all other registrations, licenses, consents, approvals, authorizations and memberships with and from any Governmental Authority, Self-Regulatory Organization (including NASD membership and related registration of representatives) or securities exchange necessary or material to the conduct of its business and take all action necessary to comply in all material respects with the rules and regulations of such organizations, and (d) qualify and remain qualified as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where failure to qualify could not have a Material Adverse Effect.
The Borrower will not engage in any material line of business substantially different from those lines of business carried on by broker-dealers.
       6.5. Taxes. The Borrower will, and will cause each Subsidiary to, timely file complete and correct in all material respects United States federal and applicable state and other material tax returns required by applicable law and pay when due all material taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside.
       6.6.  Insurance. The Borrower will, and will cause each Subsidiary to, maintain with financially sound and reputable insurance companies insurance in such amounts and covering such risks as is consistent with sound business practice, and the Borrower will furnish to the Agent and any Lender upon request full information as to the insurance carried.
       6.7. Compliance with Laws. The Borrower will, and will cause each Subsidiary to, comply (and maintain appropriate procedures and controls to insure compliance) with all laws, statutes, regulations (including, without limitation, the Exchange Act, Regulation T, the Advisers Act, the
Investment Company Act and all environmental laws), rules, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, the failure to comply with which could reasonably be expected to have a
Material Adverse Effect.
       6.8.  Maintenance of Properties. The Borrower will, and will cause each Subsidiary to, do all things necessary to maintain, preserve, protect and keep all material portions of its Property in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times.
       6.9.  Inspection. The Borrower will, and will cause each Subsidiary to, permit the Agent and the Lenders, upon at least two Business Days'
notice (unless a Default or Unmatured Default has occurred and is continuing) and during normal business hours, by their respective representatives and agents, to inspect any of the Property, corporate books and financial records of the Borrower and each Subsidiary, to examine and make copies of the books of accounts and other financial records of the Borrower and each Subsidiary, and to discuss the affairs, finances and accounts of the Borrower and each Subsidiary with, and to be advised as to the same by, their respective officers. The Borrower will keep or cause to be kept, and cause each Subsidiary to keep or cause to be kept, appropriate records and books of account in which complete entries are to be made reflecting its and their business and financial transactions, such entries to be made in accordance with Agreement Accounting Principles consistently applied.
       6.10. Security Agreement. The Borrower will (a) maintain full compliance with the covenants contained in Section 5 of the Security
Agreement and the applicable percentages set forth in the definition of
"Loan Value" therein, and (b) perform all of its other obligations under the Security Agreement.
       6.11. Merger. The Borrower will not, nor will it permit any
Subsidiary to, liquidate, wind up or dissolve itself (or suffer any such liquidation or dissolution), or merge or consolidate with or into any other Person, except that (a) a Wholly-Owned Subsidiary may merge into the
Borrower or any Wholly-Owned Subsidiary of the Borrower and (b) the
Borrower or any Subsidiary may merge or consolidate with any other Person, as a means of effecting a Purchase or Investment permitted by Section 6.13, so long as the Borrower or such Subsidiary is the continuing or surviving corporation and, prior to and after giving effect to such merger or consolidation, no Default or Unmatured Default shall exist.
       6.12. Sale of Assets. The Borrower will not, nor will it permit any Subsidiary to, lease, sell, transfer or otherwise dispose of its Property to any other Person except for (a) transfers and pledges of Collateral as contemplated by the Security Agreement and by the Line Offers Security Agreement, (b) sales of variable rate demand securities, bonds, preferred stock, equities and other marketable securities inventories sold in the ordinary course of business, (c) leases, sales, transfers or other dispositions of its Property (other than as contemplated by clauses (a) and
(b) above) such that, together with all other Property of the Borrower and its Subsidiaries previously leased, sold or disposed of since the date hereof, do not constitute a Substantial Portion of the Property of the
Borrower and its Subsidiaries.
       6.13. Investments and Purchases. The Borrower will not, nor will it permit any Subsidiary to, make or suffer to exist any Investments
(including, without limitation, loans and advances to, and other
Investments in, Subsidiaries), or create any Subsidiary or become or remain a partner in any partnership or joint venture, or make any Purchases, except:
             (a)   Variable rate demand securities (in connection with
remarketing activities), other marketable securities inventories
(including, but not limited to, bonds, preferred stock and equity securities) and derivatives purchased in the ordinary course of business;
             (b)   Obligations of, or fully guaranteed by, the United States
of America; commercial paper and other short-term notes and securities rated investment grade by a national securities rating agency, demand deposit accounts maintained in the ordinary course of business, and certificates of deposit issued by and time deposits with (i) M&I First
National Bank or (ii) other commercial banks (whether domestic or foreign) which have capital and surplus in excess of $100,000,000, and
             (c)   Purchases of or Investments in Persons or Purchases of
assets; provided that (i) in the case of Purchases of or Investments in Persons, each such Person shall be incorporated or organized under the laws of any state of the United States, (ii) each such Person shall be engaged in, or such assets shall relate to, a line of business not substantially different from those lines of business carried on by broker-dealers, (iii)
in the case of Purchases of or Investments in Persons, the transaction shall have been approved and recommended by the board of directors (or functional equivalent thereoi) of such Person, and (iv) no Default or
Unmatured Default shall have occurred and be continuing either immediately before or after giving effect to such transaction and no Material Adverse Effect would result therefrom.
       6.14. Contingent Obligations. The Borrower will not, nor will it permit any Subsidiary to, make or suffer to exist any Contingent
Obligation, except (a) by endorsement of instruments for deposit or collection in the ordinary course of business and (b) other Contingent Obligations which do not exceed 10% ofthe consolidated assets ofthe
Borrower and its Subsidiaries taken as a whole.
       6.15. Liens. The Borrower will not, nor will it permit any Subsidiary to, create, incur, or suffer to exist any Lien in, of or on its Property, except for such Liens which do not exceed 75% of the consolidated assets of the Borrower and its Subsidiaries taken as a whole (excluding securities inventories) as shown on the most recent consolidated financial statements of the Borrower and its Subsidiaries.
       6.16. Affiliates. The Borrower will not, nor will it permit any Subsidiary to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate, except in the ordinary course of business and pursuant to the reasonable requirements of the Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than the Borrower or such Subsidiary would obtain in a comparable arms-length transaction.
       6.17. Change in Corporate Structure. Fiscal Year. The Borrower shall not (a) permit any amendment or modification to be made to its charter or by-laws which is materially adverse to the interests of the Lenders
(provided that the Borrower shall notify the Agent of any other amendment or modification thereto as soon as practicable thereafter) or (b) change its Fiscal Year to end on any date other than December 31 of each year.
       6.18. Inconsistent Agreements. The Borrower shall not, nor shall it permit any Subsidiary to, enter into any indenture, agreement, instrument or other arrangement which (a) directly or indirectly prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the incurrence of the Obligations, the granting of Liens to secure the Obligations, the amending of the Loan
Documents or the ability of any Subsidiary to (i) pay dividends or make other distributions on its capital stock, (ii) make loans or advances to the Borrower, or (iii) repay loans or advances to the Borrower, or (b)
contains any provision which would be violated or breached by the making of Advances or by the performance by the Borrower of any of its obligations under any Loan Document.
       6.19. Financial Covenants. The Borrower on a consolidated basis shall at all times after the date hereof:
             6.19.1.Minimum Tangible Net Worth. Maintain a minimum Tangible
Net Worth of at least $24,000,000.
             6.19.2. Net Capital Ratio. Maintain a ratio of Net Capital to
Aggregate Debit Items of not less than 5%.
       6.20. ERISA Compliance. The Borrower will (a) fulfill, and cause each member of the Controlled Group to fulfill, its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan, except where the failure to do so would not result in any liabilities to members of the Controlled Group in excess of $1,000,000, (b) comply, and cause each member of the Controlled Group to comply, with all applicable provisions of ERISA and the Code with respect to each Plan, except where such failure or noncompliance individually or in the aggregate would not have a Material Adverse Effect and (c) not, and not permit any member of the Controlled Group to, (i) seek a waiver of the minimum funding standards under ERISA, (ii) terminate or withdraw from any Plan or (iii) take any other action with respect to any Plan which would reasonably be expected to entitle the PBGC to terminate, impose liability in respect of, or cause a trustee to be appointed to administer, any Plan, unless the actions or events described in the foregoing clauses (i), (ii) or (iii) individually or in the aggregate would not have a Material Adverse Effect.
       6.21. Further Assurances. The Borrower shall execute any and all further documents, financing statements, agreements and instruments, and take all further action that may be required under applicable law, or that the Required Lenders, the Agent or the Collateral Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority (with such exceptions as are expressly permitted by the
Loan Documents) of the security interests created or intended to be created by the Security Documents.
                                   ARTICLE VII
                                    DEFAULTS
       The occurrence of any one or more of the following events shall constitute a Default:
       7.1.  Representation or Warranty. Any representation or warranty made or deemed made by or on behalf of the Borrower to the Lenders or the Agent under or in connection with this Agreement, any other Loan Document, any
Loan, or any certificate or information delivered in connection with this Agreement or any other Loan Document shall be materially false on the date as of which made or deemed made.
       7.2.  Non-Payment. Nonpayment of (a) any principal of any Loan when due, or (b) any interest upon any Loan or of any Facility Fee, Utilization
Fee or other fee or Obligation under any of the Loan Documents within three
(3) days after the same becomes due.
       7.3.  Specific Defaults. The breach by the Borrower of any of the terms or provisions of Sections 6.11 through Section 6.15 or Section 6.19.
       7.4. Other Defaults. The breach by the Borrower (other than a breach which constitutes a Default under Section 7. 1, 7.2 or 7.3) of any of the terms or provisions of this Agreement which (a) in the case of Section 6.2,
Section 6.3(a), Section 6.4, Section 6.10, Sections 6.16 through Section
6.18, Section 6.20 and Section 6.21, is not remedied within ten (10) days after written notice from the Agent or any Lender, or (b) in the case of any other term or provision, is not remedied within thirty (30) days after written notice from the Agent or any Lender.
       7.5.  Cross-Default. Failure of the Borrower or any of its
Subsidiaries to pay any Indebtedness aggregating in excess of $1,000,000 when due or the default by the Borrower or any of its Subsidiaries in the performance of any term, provision or condition contained in any agreement or agreements under which any such Indebtedness was created or is governed, or the occurrence of any other event or existence of any other condition, the effect of any of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of the Borrower or any of its Subsidiaries shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the stated maturity thereof.
       7.6. Insolvency; Voluntary Proceedings. The Borrower or any of its Subsidiaries shall (a) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (b) make an assignment for the benefit of creditors, (c) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (d) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (e) take any corporate action to authorize or effect any ofthe foregoing actions set forth in this Section 7.6, (f) fail to contest in good faith any appointment or proceeding described in Section 7.7, or (g) become unable to pay, not pay, or admit in writing its inability to pay, its debts generally as they become due.
       7.7. Involuntary Proceedings. Without the application, approval or consent of the Borrower or any of its Subsidiaries, a receiver, trustee, examiner, liquidator or similar official shall be appointed for the
Borrower or any of its Subsidiaries or any Substantial Portion of its
Property, or a proceeding described in Section 7.6(d) shall be instituted against the Borrower or any of its Subsidiaries and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 30 consecutive days.
       7.8.  Condemnation. Any court or Governmental Authority shall condemn, seize or otherwise appropriate, or take custody or control of
(each a "Condemnation"), all or any portion of the Property of the Borrower and its Subsidiaries which, when taken together with all other Property of the Borrower and its Subsidiaries so condemned, seized, appropriated, or taken custody or control of, during the twelve-month period ending with the month in which any such Condemnation occurs, constitutes a Substantial
Portion.
       7.9. Judgments. The Borrower or any of its Subsidiaries shall fail within 30 days to pay, bond or otherwise discharge any judgment or order for the payment of money of $1,000,000 or more (or multiple judgments or orders for the payment of an aggregate amount of $1,000,000 or more), which is not stayed on appeal or otherwise being appropriately contested in good faith and as to which no enforcement actions have been commenced.
       7.10. Security Agreement. The Security Agreement shall for any reason fail to create a valid and perfected, first priority security interest in the Collateral purported to be covered thereby, except as permitted by the terms of the Security Agreement, or the Security Agreement shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Security Agreement, or the Borrower shall fail to comply with any covenant contained in Section
5 of the Security Agreement.
       7.11. SIPC. The SEC or any Self-Regulatory Organization has notified the SIPC pursuant to Section 5(a)(1) of SIPA of facts which indicate that the Borrower is in or is approaching financial difficulty, or the SIPC shall have applied or shall have formally announced its intention to apply for a decree adjudicating that customers of the Borrower are in need of protection under SIPA.
       7.12. Conduct of Business. The SEC or any other Governmental
Authority shall revoke or suspend the Borrower's license, authorization or status under federal or state law to conduct business as a broker-dealer
(and such license, authorization or status shall not be reinstated within 5 days of such suspension), or any Self-Regulatory Organization, securities exchange, DTC or PTC shall revoke or suspend Borrower's membership therein
(and such membership shall not be reinstated within 10 days of such suspension).
       7.13. ERISA. With respect to any Plan, the Borrower or any Subsidiary shall (a) incur any "accumulated funding deficiency" (as such term is defined in Section 302 of ERISA) in excess of $1,000,000, whether or not waived, or permit any Unfunded Liability to exceed $1,000,000, or (b)
permit the occurrence of any Termination Event which could result in a liability to the Borrower or any other member of the Controlled Group in excess of $1,000,000.
       7.14. Change in Control. (a) The acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of SEC Rule 13d-3 under the Exchange Act) of 30% or more of the outstanding shares of voting capital stock of The Ziegler Companies, Inc. or (b) The Ziegler Companies, Inc. shall cease to own beneficially and of record, free and clear of all Liens, other encumbrances, or voting agreements, restrictions or trusts of any kind, 100% of the outstanding shares of voting capital stock of the Borrower.
       7.15. Official Lien. Any Official Lien on all or any portion of the Collateral shall have been created and such Official Lien shall not have been discharged, released or bonded (with Property other than the
Collateral) within 30 days of such creation.
                                  ARTICLE VIII
                 ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES
       8.1.  Acceleration. If any Default described in Section 7.6 or 7.7 occurs with respect to the Borrower, the obligations of the Lenders to make Loans hereunder shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Agent or any Lender. If any other Default occurs, the Required Lenders (or the Agent with the consent of the Required Lenders) may terminate or suspend the obligations of the Lenders to make Loans hereunder, or declare the Obligations to be due and payable, or both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the
Borrower hereby expressly waives.
       If, within 30 days after acceleration ofthe maturity ofthe
Obligations or termination ofthe obligations of the Lenders to make Loans hereunder as a result of any Default (other than any Default as described in Section 7.6 or 7.7 with respect to the Borrower) and before any judgment or decree for the payment of the Obligations due shall have been obtained or entered, the Required Lenders (in their sole discretion) shall so direct, the Agent shall, by notice to the Borrower, rescind and annul such acceleration and/or termination.
       8.2. Amendments. Subject to the provisions of this Article VIII, the Required Lenders (or the Agent with the consent in writing of the Required Lenders) and the Borrower may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrower hereunder or waiving any Default hereunder, provided, however, that no such supplemental agreement shall, without the consent of all of the Lenders:
             (a)   Extend the final maturity of any Loan or postpone any
regularly scheduled payment of principal of any Loan or forgive all or any portion of the principal amount thereof, or reduce the rate or extend the time of payment of interest or fees thereon;
             (b)   Reduce the percentage specified in the definition of
Required Lenders,
             (c)   Reduce the amount of or extend the date for any mandatory
payment required under Section 2.1 (b) or increase the amount of the
Commitment of any Lender hereunder,
             (d)   Extend the Facility Termination Date;
             (e)   Amend this Section 8.2;
             (f)   Except as provided in the Security Agreement, release all
or substantially all of the Collateral, or
             (g)   Permit any assignment by the Borrower of its Obligations
or its rights hereunder.
No amendment of any provision of this Agreement relating to the Agent shall be effective without the written consent of the Agent. The Agent may waive payment of the fee required under Section 12.3.2 without obtaining the consent of any other party to this Agreement.
       8.3.  Preservation of Rights. No delay or omission of the Lenders or the Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Loan notwithstanding the existence of a
Default or the inability of the Borrower to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the
Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 8.2, and then only to the extent in such writing specifically set forth.
       8.4. Remedies. The Agent shall, at the request of, or may, with the consent of, the Required Lenders, exercise on behalf of itself and the
Lenders all rights and remedies available to it and the Lenders under the
Loan Documents or applicable law, including the sending of a Foreclosure
Notice to the Collateral Agent to liquidate and distribute the Collateral pursuant to Section 6.02 of the Security Agreement. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising, and all such remedies shall be available to the Agent, the Collateral Agent and the Lenders until the Obligations have been paid in full.
                                   ARTICLE IX
                               GENERAL PROVISIONS
       9.1.  Survival of Representations. All representations and warranties of the Borrower contained in this Agreement or of the Borrower contained in the Security Agreement or any other Loan Document shall survive the making of the Loans herein contemplated.
       9.2.  Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.
       9.3. Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.
       9.4.Entire Agreement. The Loan Documents embody the entire agreement and understanding among the Borrower, the Agent and the Lenders and supersede all prior agreements and understandings among the Borrower, the
Agent and the Lenders relating to the subject matter thereof other than the fee letter referred to in Section 10.13.
       9.5. Several Obligations: Benefits of this Agreement. The respective obligations ofthe Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns, provided, however, that the parties hereto expressly agree that the
Arranger shall enjoy the benefits of Sections 9.6, 9.10 and 10.11 to the extent specifically set forth therein and shall have the right to enforce such provisions on its own behalf and in its own name to the same extent as if it were a party to this Agreement.
       9.6. Expenses; Indemnification. (a) The Borrower shall reimburse the Agent and the Arranger for any reasonable costs and out-of-pocket expenses (including attorneys' fees and time charges of attomeys for the Agent, which attorneys may be employees of the Agent) paid or incurred by the
Agent or the Arranger in connection with the preparation, negotiation, execution, delivery, review, syndication, amendment, modification and administration of the Loan Documents. The Borrower also agrees to reimburse the Agent, the Arranger and the Lenders for any costs and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Agent, the Arranger and the Lenders, which attorneys may be employees of the Agent, the Arranger or the Lenders) paid or incurred by the Agent, the Arranger or any Lender in connection with the collection and enforcement of the Loan Documents.
             (b)   The Borrower further agrees to indemnify the Agent, the
Arranger and each Lender, its directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Agent, the Arranger or any Lender is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the Security Agreement, the other Loan Documents, the transactions contemplated hereby or thereby or the direct or indirect application or proposed application of the proceeds of any Loan hereunder, except to the extent that they are determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the party seeking
indemnification. The obligations of the Borrower under this Section 9.6 shall survive the termination of this Agreement.
       9.7.  Numbers of Documents. All statements, notices, closing documents, and requests hereunder shall be furnished to the Agent with sufficient counterparts so that the Agent may furnish one to each of the Lenders.
       9.8. Accounting. Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with Agreement
Accounting Principles.
       9.9. Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.
       9.10. Nonliability of Lenders. The relationship between the Borrower on the one hand and the Lenders and the Agent on the other hand shall be solely that of borrower and lender. Neither the Agent, the Arranger nor any Lender shall have any fiduciary responsibilities to the Borrower. Neither the Agent, the Arranger nor any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations. The Borrower agrees that neither the Agent, the Arranger nor any Lender shall have liability to the Borrower (whether sounding in tort, contract or otherwise) for losses suffered by the Borrower in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined in a final non-appealable judgment by a court of competent jurisdiction that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought. Neither the Agent, the Arranger nor any Lender shall have any liability with respect to, and the Borrower hereby waives, releases and agrees not to sue for, any special, indirect or consequential damages suffered by the Borrower in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby.
       9.11. CHOICE OF LAW. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING
A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN
ACCORDANCE WITH THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
       9.12. CONSENT TO JURISDICTION. EACH PARTY HEREBY IRREVOCABLY SUBMITS
TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK CITY IN ANY ACTION OR PROCEEDING ARISING
OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND EACH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD
AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT
MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT
FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY LENDER TO
BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER
JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE AGENT OR
ANY LENDER OR ANY AFFILIATE OF THE AGENT OR ANY LENDER INVOLVING, DIRECTLY
OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR
CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW
YORK CITY, PROVIDED, THAT SUCH PROCEEDINGS MAY BE BROUGHT IN OTHER COURTS
IF JURISDICTION MAY NOT BE OBTAINED IN A COURT IN NEW YORK CITY.
       9.13. WAIVER OF JURY TRIAL. THE BORROWER, THE AGENT AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY
OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE)
IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT
OR THE RELATIONSHIP ESTABLISHED THEREUNDER.
       9.14. Disclosure. Each Lender hereby (a) acknowledges and agrees that First Chicago and/or its Affiliates from time to time may hold other investments in, make other loans to or have other relationships with the Borrower, including, without limitation, as agent under the Line Offers Agreement and in connection with any interest rate hedging instruments or agreements or swap transactions, and (b) waives any liability of First
Chicago or such Affiliate to such Lender arising out of or resulting from such investments, loans or relationships which would not exist but for
First Chicago's status as Agent hereunder.
       9.15. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrower, the Agent and the Lenders and each party has notified the Agent that it has taken such action.
                                    ARTICLE X
                                    THE AGENT
       10.1. Appointment. Nature of Relationship. The First National Bank of Chicago is hereby appointed by each of the Lenders as its contractual representative (herein referred to as the "Agent") hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the
Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan
Documents. The Agent agrees to act as such contractual representative upon the express conditions contained in this Article X. Notwithstanding the use of the defined term "Agent," it is expressly understood and agreed that the Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement or any other Loan Document and that the Agent is merely acting as the contractual representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders' contractual representative, the Agent (i) does not hereby assume any fiduciary duties to any of the
Lenders, (ii) is a "representative" of the Lenders within the meaning of
Section 9-105 of the Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders hereby agrees to assert no claim against the Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender hereby waives.
       10.2. Powers. The Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Agent.
       10.3. General Immunity. Neither the Agent nor any of its directors, officers, agents or employees shall be liable to the Borrower, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except to the extent such action or inaction is determined in a final non-appealable judgment by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Person.
       10.4. No Responsibility for Loans, Recitals, etc. Neither the Agent
nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (a)
any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (b) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (c) the satisfaction of any condition specified in Article IV, except receipt of items required to be delivered solely to the Agent, (d) the existence or possible existence of any Default or Unmatured Default; (e) the validity, enforceability, effectiveness, sufficiency or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith; (f) the value, sufficiency, creation, perfection or priority of any Lien in any collateral security; or
(g) the financial condition of the Borrower or any guarantor of any of the Obligations or of any of the Borrower's or any such guarantor's respective Subsidiaries. The Agent shall have no duty to disclose to the Lenders information that is not required to be furnished by the Borrower to the
Agent at such time, but is voluntarily furnished by the Borrower to the
Agent (either in its capacity as Agent or in its individual capacity).
       10.5. Action on Instructions of Lenders. The Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of Notes. The Lenders hereby acknowledge that the Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document unless it shall be requested in writing to do so by the Required Lenders. The Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such actlon.
       10.6. Employment of Agents and Counsel. The Agent may execute any of its duties as Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Agent shall be entitled to advice of counsel concerning the contractual arrangement between the Agent and the Lenders and all matters pertaining to the Agent's duties hereunder and under any other Loan Document.
       10.7. Reliance on Documents; Counsel. The Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Agent, which counsel may be employees of the Agent.
       10.8. Agent's Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify the Agent ratably in proportion to their respective Commitments (or, if the Commitments have been terminated, in proportion to their Commitments immediately prior to such termination) (i) for any amounts not reimbursed by the Borrower for which the Agent is entitled to reimbursement by the Borrower under the Loan Documents, (ii) for any other expenses incurred by the Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents (including, without limitation, for any expenses incurred by the Agent in connection with any dispute between the Agent and any Lender or between two or more of the Lenders) and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby (including, without limitation, for any such amounts incurred by or asserted against the Agent in connection with any dispute between the Agent and any Lender or between two or more of the Lenders), or the enforcement of any of the terms of the Loan Documents or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Agent. The obligations of the Lenders under this
Section 10.8 shall survive payment of the Obligations and termination of this Agreement
       10.9. Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Unmatured Default hereunder unless the Agent has received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Unmatured Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Lenders.
       10.10.      Rights as a Lender. In the event the Agent is a Lender,
the Agent shall have the same rights and powers hereunder and under any other Loan Document with respect to its Commitment and its Loans as any
Lender and may exercise the same as though it were not the Agent, and the term "Lender" or "Lenders" shall, at any time when the Agent is a Lender, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiary is not restricted hereby from engaging with any other Person.
       10.11. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Agent, the Arranger or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Agent, the Arranger or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan
Documents.
       10.12.      Successor Agent. The Agent may resign at any time by
giving written notice thereof to the Lenders and the Borrower, such resignation to be effective upon the appointment of a successor Agent or, if no successor Agent has been appointed, forty-five days after the retiring Agent gives notice of its intention to resign. Upon any such resignation, the Required Lenders shall have the right to appoint, on behalf of the Borrower and the Lenders, a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders within thirty days after the resigning Agent's giving notice of its intention to resign, then the resigning Agent may appoint, on behalf of the Borrower and the Lenders, a successor Agent. Notwithstanding the previous sentence, the
Agent may at any time without the consent of the Borrower or any Lender, appoint any of its Affiliates which is a commercial bank as a successor
Agent hereunder. If the Agent has resigned and no successor Agent has been appointed, the Lenders may perform all the duties of the Agent hereunder and the Borrower shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Agent shall be deemed to be appointed hereunder until such successor Agent has accepted the appointment. Any such successor Agent shall be a commercial bank having capital and retained earnings of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning Agent. Upon the effectiveness of the resignation of the Agent, the resigning Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation of an Agent, the provisions of this Article X shall continue in effect for the benefit of such Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder and under the other Loan Documents. In the event that there is a successor to the Agent by merger, or the Agent assigns its duties and obligations to an Affiliate pursuant to this Section 10.12, then the term "Corporate Base Rate" as used in this Agreement shall mean the prime rate, base rate or other analogous rate of the new Agent.
       10.13.      Agent's Fees. The Borrower agrees to pay to the Agent,
for its own account, in addition to the Facility Fee and Utilization Fee provided for in Section 2.4, the fees agreed to by the Borrower and the
Agent pursuant to that certain letter agreement dated November 12, 1997, or as otherwise agreed from time to time.
       10.14.      Delegation to Affiliates. The Borrower and the Lenders
agree that the Agent may delegate any of its duties under this Agreement to any of its Affiliates. Any such Affiliate (and such Affiliate's directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the Agent is entitled under Articles IX and X.
       10.15. Execution of Collateral Documents. The Lenders hereby empower and authorize the Agent to execute and deliver to the Borrower on their behalf the Security Agreement and any financing statements, agreements, documents or instruments as shall be necessary or appropriate to effect the purposes thereof.
       10.16. Collateral Releases. The Lenders hereby empower and authorize the Agent to execute and deliver to the Borrower on their behalf any agreements, documents or instruments as shall be necessary or appropriate to effect any releases of Collateral which shall be permitted by the terms hereof, the Security Agreement or of any other Loan Document or which shall otherwise have been approved by the Required Lenders (or, if required by the terms of Section 8.2, all of the Lenders) in writing.
                                   ARTICLE XI
                            SETOFF; RATABLE PAYMENTS
       11.1. Setoff. In addition to, and without limitation of, any rights of the Lenders under applicable law, if the Borrower becomes insolvent, however evidenced, or any Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender or any Affiliate of any Lender to or for the credit or account of the Borrower may be offset and applied toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part hereof, shall then be due.
       11.2. Ratable Pavments. If any Lender, whether by setoff or otherwise, has payment made to it upon its Loans (other than payments received pursuant to Section 3.1, 3.2 or 3.3) in a greater proportion than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Loans held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of
Loans. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their Loans. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made. If an amount to be setoff is to be applied to Indebtedness of the Borrower to a Lender, other than Indebtedness comprised of Loans made by such Lender, such amount shall be applied ratably to such other
Indebtedness and to the Indebtedness comprised of such Loans.
                                   ARTICLE XII
                BENEFIT OF AGREEMENT: ASSIGNMENTS: PARTICIPATIONS
       12.1. Successors and Assigns. The terms and provisions of the Loan
Documents shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns, except that
(a) the Borrower shall not have the right to assign its rights or obligations under the Loan Documents, and (b) any assignment by any Lender must be made in compliance with Section 12.3. Notwithstanding clause (b) of this Section, any Lender may at any time, without the consent of the
Borrower or the Agent, assign all or any portion of its rights under this Agreement and any Note to a Federal Reserve Bank; provided, however, that no such assignment to a Federal Reserve Bank shall release the transferor Lender from its obligations hereunder. The Agent may treat the Person which made any Loan or which holds any Note as the owner thereof for all purposes hereof unless and until such Person complies with Section 12.3 in the case of an assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with the Agent. Any assignee or transferee of the rights to any Loan or any Note agrees by acceptance of such transfer or assignment to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of the rights to any Loan (whether or not a Note has been issued in evidence thereof), shall be conclusive and binding on any subsequent holder, transferee or assignee of the rights to such Loan.
       12.2. Participations.
             12.2.1.Permitted Participants; Effect. Any Lender may, in the
ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such
Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the owner of its Loans and the holder of any Note issued to it in evidence thereof for all purposes under the
Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents. Participants shall be entitled to the benefits of the cost protection provisions contained in Sections 3 1, 3.2,
3.3 and 9.6 to the same extent as if they were Lenders, provided that the Borrower shall not be required to reimburse Participants pursuant to such provisions in an amount in excess of the amount that would have been payable thereunder to such Lender had such Lender not sold such participation.
             12.2.2.Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver which effects any of the modifications referenced in clauses (a) through (g) of Section 8.2.
12.2.3. Benefit of Setoff. The Borrower agrees that each Participant shall be deemed to have the right of setoff provided in Section 1 1.1 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents; provided, that each
Lender shall retain the right of setoff provided in Section 1 1.1 with respect to the amount of participating interests sold to each Participant.
The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 1 1.1, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 11.2 as if each Participant were a Lender.
       12.3.  Assignments.
             12.3.1. Permitted Assignments. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("Purchasers") all or any part of its rights and obligations under the Loan Documents; provided, however, that in the case of an assignment to an entity which is not a
Lender or an Affiliate of a Lender, such assignment shall (unless each of the Borrower and Agent otherwise consents) be in an amount not less than the lesser of (i) $10,000,000 (and in multiples of $5,000,000 in excess thereof) or (ii) the remaining amount of the assigning Lender's Commitment (calculated as at the date of such assignment). Such assignment shall be substantially in the form of Exhibit D hereto or in such other form as may be agreed to by the parties thereto. The consent of the Agent and, so long as no Default is continuing, the Borrower shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a
Lender or an Affiliate thereof Such consent shall not be unreasonably withheld or delayed.
             12.3.2. Effect; Effective Date. Upon (a) delivery to the Agent of a notice of assignment, substantially in the form attached as Exhibit I to Exhibit D hereto (a "Notice of Assignment"), together with any consents required by Section 12.3.1, and (b) payment by the transferor Lender or Purchaser of a $3,500 fee to the Agent for processing such assignment, such assignment shall become effective on the effective date specified in such Notice of Assignment. On and after the effective date of such assignment,
(a) such Purchaser shall for all purposes be a Lender party to this
Agreement and any other Loan Document executed by or on behalf of the
Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and (b) no further consent or action by the Borrower, the Lenders or the
Agent shall be required to release the transferor Lender with respect to the percentage of the Aggregate Commitment and Loans assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3.2, the transferor Lender, the Agent and the Borrower shall, if the transferor Lender or the Purchaser desires that its Loans be evidenced by Notes, make appropriate arrangements so that new Notes or, as appropriate, replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment.
       12.4 Dissemination of Information. (a) The Borrower authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of the Borrower, provided that each Transferee and prospective Transferee agrees to be bound by Section 12.4(b) of this Agreement.
             (b)   Each Lender agrees to hold any confidential information
which it may receive from the Borrower pursuant to this Agreement in confidence and for use in connection with this Agreement, including without limitation, for use in connection with its rights and remedies hereunder, except for disclosure (i) to other Lenders and their respective Affiliates,
(ii) to legal counsel, accountants, and other professional advisors to, and Affiliates of, that Lender, (iii) to regulatory officials, (iv) as requested pursuant to or as required by law, regulation, or legal process,
(v) in connection with any legal proceeding to which that Lender is a party, and (vi) as permitted by Section 12 4(a)
       12.5. Tax Treatment. If any interest in any Loan Document is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 3.3(iv).
                                  ARTICLE XIII
                                     NOTICES
       13.1. Giving Notice. Except as otherwise permitted by Section 2.12 with respect to borrowing notices, all notices, requests and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing (including electronic transmission, facsimile transmission or similar writing) and shall be given to such party
(x) in the case of the Borrower or the Agent, at its address or facsimile number set forth on the signature pages hereof, (y) in the case of any
Lender, at its address or facsimile number set forth on Schedule 1 hereto, or (z) in the case of any party, at such other address or facsimile number as such party may hereafter specify by notice to the Agent and the Borrower in accordance with the provisions of this Section 13.1. Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered (or, in the case of electronic transmission, received) at the address specified in this Section; provided that notices to the Agent under Article II shall not be effective until received.
       13.2. Change of Address. The Borrower, the Agent and any Lender may
each change the address for service of notice upon it by a notice in writing to the other parties hereto.
                           [signature pages to follow]
       IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent have executed this Agreement as of the date first above written.
B.C. ZIEGLER AND COMPANY              THE FIRST NATIONAL BANK OF CHICAGO,
                                      Individually and as Agent
By /s/ Dennis A. Wallestad            By: /s/ Glenyss J. Gilliam
Title Chief Financial Officer         Title: Vice President and
                                             Authorizing Agent
Address:                                 Lending Office for Loans:
       215 North Main Street                 One First National Plaza
       West Bend, Wisconsin 53095            Suite 0159, 16th Floor
       Attn: Mr. Jeffrey C. Vredenbregt,     Chicago, Illinois 60670
       Controller and Treasurer              Attn: Ms. Vicki Kobierski
       Telecopy: (414) 334-1562              Telecopy: (312) 732-3537
       Telephone: (414) 334-5521             Telephone: (312) 732-5627
with a copy to:                          Address for Notices:
       Ziegler Securities Division           One First National Plaza
       One South Wacker Drive, Suite 3080    Suite 0159, 16th Floor
       Chicago, Illinois 60606               Chicago, Illinois 60670
       Attn: Mr. Michael McDaniel            Attn: Ms. Glenyss Gilliam
       Telecopy:(312) 263-2227               Telecopy: (312) 732-3246
       Telephone:(312) 263-5217              Telephone: (312) 732-3642
                                        with a copy to:
                                             Equitable Building
                                             153 W. 51st St., 6th Floor
                                             New York, New York 10019
                                             Attn: Ms. Andrea S. Kantor
                                             Telecopy:   (212) 373-1180
                                             Telephone:   (212) 373-1194
                                         COMMERZBANK AKTIENGESELLSCHAFT,
                                         CHICAGO BRANCH
                                         By: /s/ Marie Cualoping
                                         Title: Assistant Treasurer
                                         By: /s/ Mark Monson
                                         Title: Vice President
                                         FIRSTAR BANK MILWAUKEE, N.A.
                                         By: /s/ Sandra J. Hartay
                                         Title:  Vice President
                                         FIRST BANK NATIONAL ASSOCIATION
                                         By: /s/ John Hankerd
                                         Title:  Vice President
                                         LASALLE NATIONAL BANK
                                         By: /s/ Jody M. Staszesky
                                         Title:  First Vice President
                                         NORWEST BANK MINNESOTA, N.A.
                                         By: /s/ L. M. Lange
                                         Title:  Vice President
Exhibit A
                              REVOLVING CREDIT NOTE
$                                                   Dated:             , 19
       FOR VALUE RECEIVED, B.C. ZIEGLER AND COMPANY (the "Borrower"), HEREBY
PROMISES TO PAY to the order of                  (the "Lender") the lesser
of the principal sum of           Dollars ($ ) or the aggregate unpaid
principal amount of all Loans made by the Lender to the Borrower pursuant to Section 2.1 of the Revolving Credit Agreement (as hereinafter defined), on or before the Facility Termination Date, together, in each case, with interest on any and all principal amounts remaining unpaid hereunder from time to time. Interest upon the unpaid principal amount hereof shall accrue at the rates, shall be calculated in the manner and shall be payable on the dates set forth in the Revolving Credit Agreement. After maturity, whether by acceleration or otherwise, accrued interest shall be payable upon demand. Both principal and interest shall be payable in accordance with the Revolving Credit Agreement to The First National Bank of Chicago, as Agent
(the "Agent") on behalf of the Lender, at its main office in Chicago,
Illinois in immediately available funds.
       The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder, provided, however, that the failure to so record shall not affect the Borrower's obligations under this Note.
       This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Revolving Credit Agreement dated as of January 16,
1998 by and among the Borrower, the financial institutions signatory thereto (including the Lender) and the Agent (as amended, modified or supplemented from time to time, the "Revolving Credit Agreement"), to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is secured pursuant to the Security Agreement (as defined in the Revolving Credit Agreement) and reference is made thereto for a statement of the terms and provisions thereof.
       The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.
       THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE
OF NEW YORK BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
                                      B C. ZIEGLER AND COMPANY
By:
Title:
                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
                REVOLVING CREDIT NOTE OF B.C. ZIEGLER AND COMPANY
                           DATED             , 19
          Principal
          Amount of         Interest Rate        Principal        Unpaid
Date         Loan            (or Margin)        Amount Paid       Balance
                                                                      Exhibit B
                            MASTER SECURITY AGREEMENT
                               (REVOLVING CREDIT)
                          Dated as of January 16, 1998
                                      among
                            B.C. ZIEGLER AND COMPANY,
                                   as Grantor,
                                   THE LENDERS
                                       and
                       THE FIRST NATIONAL BANK OF CHICAGO,
         as Collateral Agent, Lenders' Agent and Securities Intermediary
                                TABLE OF CONTENTS
SECTION 1.   DEFINITIONS
SECTION 2.   REPRESENTATIONS AND WARRANTIES
SECTION 3.   COLLATERAL; ESTABLISHMENT OF COLLATERAL ACCOUNTS
       3.01  Pledge, Grant of Security Interest
       3.02  Establishment of Collateral Accounts
       3.03  Procedures for Crediting of Collateral to Collateral Accounts
       3.04  Procedures for Requesting Releases of Collateral From
             Collateral Accounts
       3.05  Liquidation of Certain VRD Eligible Securities
SECTION 4.    ADMINISTRATION AND SERVICING  .16
       4.01  The Collateral Agent
       4.02  Reports, Recordkeeping
       4.03  Rights of Collateral Agent With Respect to Calculations
       4.04  Rights of Lenders in Respect of Loans
       4.05  Contests
SECTION 5.   COVENANTS OF THE GRANTOR
       5.01  Delivery and Other Perfection
       5.02  Other Financing Statements and Liens
       5.03  Maintenance of Borrowing Base Percentage
       5.04  Voting Rights; Dividends; etc.
       5.05  Removals, Etc.
       5.06  Notices
SECTION 6.   COLLATERAL DEFAULT NOTICE; REMEDIES; DISTRIBUTION OF COLLATERAL
       6.01  Notice of Collateral Default
       6.02  Remedies
       6.03  Rights of Collateral Agent
       6.04  Effect of Bankruptcy, Etc.
SECTION 7.   THE COLLATERAL AGENT
       7.01  Appointment, Powers and Immunities
       7.02  Reliance by Collateral Agent
       7.03  Rights as a Lender
       7.04  Indemnification
       7.05  Non-Reliance on Collateral Agent and Other Lenders
       7.06  Failure to Act
       7.07  Resignation of Collateral Agent
       7.08  Waiver of Collateral Agent's Rights Against Collateral
       7.09  Appointment of Agents
       7.10  Notice of Default
       7.11  Exercise of Control by Collateral Agent
SECTION 8.   MISCELLANEOUS
       8.01  Waiver
       8.02  Notices
       8.03  Expenses, Etc.
       8.04  Amendments, Etc.
       8.05  Successors and Assigns
       8.06  Continuing Security Interest; Termination
       8.07  Powers Coupled With an Interest
       8.08  Captions
       8.09  Counterparts
       8.10  Governing Law; Submission to Jurisdiction
       8.11  Waiver of Jury Trial
       8.12  Integration
       8.13  Bank Affiliate Securities
SCHEDULES
Schedule 1      Schedule of Applicable Percentages for Eligible Securities
EXHIBITS        Exhibit A Form of Collateral Release Request
                Exhibit B Form of Collateral Transfer Request
                Exhibit C Form of Borrowing Base Report
                  MASTER SECURITY AGREEMENT (REVOLVING CREDIT)
       This MASTER SECURITY AGREEMENT (REVOLVING CREDIT) (this "Agreement") dated as of January 16, 1998 is among B.C. ZIEGLER AND COMPANY, a Wisconsin corporation (the "Grantor"), each ofthe financial institutions from time to time party hereto (the "Lenders") and THE FIRST NATIONAL BANK OF CHICAGO ("First Chicago"), as collateral agent for the Lenders (in such capacity, the "Collateral Agent"), as agent for the Lenders under the Revolving
Credit Agreement (as hereinafter defined) (in such capacity, the "Lenders' Agent"), and as securities intermediary holding certain of the Collateral
(as hereinafter defined) (in such capacity, the " Securities
Intermediary").
                                   WITNESSETH:
       WHEREAS, the Lenders have entered into that certain Revolving Credit Agreement of even date hereof among the Grantor, the Lenders and First
Chicago, as agent, pursuant to which the Lenders may make revolving credit loans to the Grantor from time to time (the "Loans"),
       WHEREAS, the Lenders have requested that the Grantor provide security for the payment of the Loans and the other Secured Obligations (as hereinafter defined), and the Grantor is willing to do so,
       WHEREAS, the Grantor is entering into this Agreement for the purpose of providing such security for the Secured Obligations and the Lenders are entering into this Agreement for the purpose of setting forth their rights to the Collateral (as hereinafter defined), and
       WHEREAS, the Grantor and the Lenders desire that First Chicago act as collateral agent hereunder and First Chicago is willing to act as collateral agent pursuant to the terms and conditions set forth herein,
       NOW THEREFORE, the parties hereto agree as follows:
       SECTION 1.  DEFINITIONS. As used in this Agreement, the following terms have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):
       "Affiliate" of any Person means each Person directly or indirectly controlling, controlled by or under common control with such Person. A
Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.
       "Agreement" means this Master Security Agreement (Revolving Credit), as the same may be amended, supplemented or otherwise modified from time to time.
       "Applicable Credit Rating" means, with respect to any Security, (i)
if one of S&P and Moody's has assigned a rating to such Security, the rating of S&P or Moody's, as the case may be, (ii) if both S&P and Moody's have assigned a rating to such Security, the lower of such ratings, and
(iii) if neither S&P nor Moody's has assigned a rating to such Security, such Security shall be deemed to have no Applicable Credit Rating.
       "Applicable Percentage" means as to any subcategory of Eligible Securities, the percentage set forth on Schedule 1 with respect to such sub-category under the heading "Advance Rate".
       "Authorized Person" means, with respect to the Grantor, any duly authorized officer, agent or representative of the Grantor.
       "Bankruptcy Code" means Title 11, United States Code, sections 1 et seq., as the same may be amended from time to time, and any successor thereto or replacement therefor which may be hereafter enacted.
       "Borrowing Base" at a particular time means (a) the aggregate Loan
Value of Cash and Eligible Securities included in the Collateral Pool at such time minus (b) the ascertainable or maximum amount (as determined by the Collateral Agent in its sole discretion, reasonably exercised) of the obligations or liabilities secured by any Official Lien on any of the Collateral included in the Collateral Pool.
       "Borrowing Base Percentage" at a particular time means the percentage equivalent of a fraction, the numerator of which is equal to the Borrowing
Base at such time and the denominator of which is equal to the aggregate amount of the Secured Obligations at such time.
       "Borrowing Base Report" has the meaning specified in Section 4.02. "Business Day" means a day (other than a Saturday or Sunday) on which
(i) banks generally are open in Chicago, Illinois and New York City for the conduct of substantially all their commercial lending activities and (ii)
the NYSE is open for trading.
       "Cash" means (i) immediately available funds in U. S. Dollars, (ii)
any certified check or official check (x) which is drawn on a member of the Chicago Clearing House Association or New York Clearing House Association,
(y) which is payable in U. S. Dollars and (z) the payment in respect of which is or has become irrevocable, or (iii) amounts in U. S. Dollars on deposit in accounts maintained by or on behalf of the Grantor with First Chicago, provided that in each such case the Collateral Agent has a valid and continuing first lien and security interest.
       "Cash Collateral Account" means one or more cash collateral accounts established by the Collateral Agent with First Chicago pursuant to Section
3.02 and designated "Cash Collateral Account (Revolving Credit) pledged by
B.C. Ziegler and Company to The First National Bank of Chicago, as
Collateral Agent" and any successor account established pursuant to Section
7.07.
       "Certificated Security" has the meaning assigned to such term in
Section 8-102 of the Code.
       "Close of Business" on any given date, means the time of closing of the Federal funds wire in Chicago, Illinois on such date, or, with respect to any particular reference herein to such term, such earlier time on such date as may be agreed to by the Grantor and the Collateral Agent.
       "Code" means the Uniform Commercial Code as in effect from time to time in the State of New York.
       "Collateral" means all property pledged by the Grantor pursuant to
Section 3.01.
       "Collateral Accounts" means, collectively, the Cash Collateral Account(s) and the Securities Collateral Account(s).
       "Collateral Default" means the occurrence of the following event: the Collateral Agent shall have notified the Grantor in writing (by delivery of a Borrowing Base Report or otherwise) one or more times on any Business Day that the Borrowing Base Percentage is less than 100%, and the Borrowing
Base Percentage shall not have become at least 100% (i) if such notice is delivered at or prior to 11:00 a.m., Chicago time, on any Business Day, by the Close of Business on such Business Day or (ii) if such notice is delivered after 11:00 a.m., but before 4:00 p.m., Chicago time, on any
Business Day, by 11:00 a.m., Chicago time, on the next succeeding Business
Day.
       "Collateral Default Notice" has the meaning specified in Section
6.01.
       "Collateral Pool" means at any time all Cash held at such time in the Cash Collateral Account and all Eligible Securities.
       "Collateral Release Request" means (a) in the case of any request, delivered to the Collateral Agent in accordance with Section 3.04, to release Securities held with the DTC or PTC., a transmission (including, in the case of DTC, an electronic transmission via DTC's Participant Terminal System (PTS)) from the DTC, the PTC or the Grantor, as the case may be, to the Collateral Agent setting forth such release, and (b) in the case of any request to release any other Collateral, a duly completed request from the Grantor to the Collateral Agent in the form of Exhibit A or a communication that includes substantially the same information in such other form as is reasonably acceptable to the Collateral Agent.
       "Collateral Transfer Request" means (a) in the case of any transfer to the Collateral Agent, in accordance with Section 3.03, of Securities held with the DTC or PTC, a transmission (including, in the case of DTC, an electronic transmission via DTC's Participant Terminal System (PTS)) from the DTC, PTC or the Grantor, as the case may be, to the Collateral Agent setting forth such transfer, and (b) in the case of any transfer of any other Collateral, a duly completed request from the Grantor to the
Collateral Agent in the form of Exhibit B or a communication that includes substantially the same information in such other form as is reasonably acceptable to the Collateral Agent.
       "Derivative Securities" means any securities evidencing the right to receive payments of principal only or interest only with respect to an underlying instrument or security or otherwise evidencing a right to receive anything but proportionate payments of the principal of and interest on any underlying instrument or security.
       "Distribution Date" has the meaning specified in Section 6.02.
       "DTC" means The Depository Trust Company.
       "Eligible Agent" has the meaning specified in Section 7.09.
       "Eligible Security" at any time means any Security of a type listed on Schedule 1 hereto to the extent that it meets the following criteria at such time:
             (a)   such Security is held in the Securities Collateral
Account;
             (b)   such Security is owned solely by the Grantor (i) subject
as of the transfer thereof to the Collateral Agent to no Lien other than the Lien created by this Agreement and (ii) subject to no adverse claims
(as defined in Section 8-102 ofthe Code) known to the Grantor that would impair the value thereof as collateral,
             (c)   the Grantor has granted a valid and continuing first lien
and first security interest in such Security in favor of the Collateral
Agent pursuant to this Agreement and such Security is not subject to any other Lien or security interest;
             (d)   such Security is (i) a Certificated Security or (ii) any
other Security held with the DTC and constituting an Uncertificated
Security if the Collateral Agent shall have received an opinion on the
Closing Date (as defined in the Revolving Credit Agreement), in form and substance and from counsel reasonably satisfactory to the Collateral Agent, as to the validity, enforceability and perfection of the Lien of this
Agreement on such type of Security so held;
             (e)   such Security is a VRD Security backed by a standby
letter of credit or a liquidity facility, and the Collateral Agent may unconditionally draw on such letter of credit or liquidity facility on demand for the repayment of principal and interest on such VRD Security,
(f) such Security (i) was initially offered and sold pursuant to an effective registration statement under the Securities Act, is exempt from registration under the Securities Act or is a Rule 144A Security and (ii)
other than Rule 144A Securities, is not a "restricted security" (as defined in Rule 144 promulgated under the Securities Act);
             (g)   such Security is not in default and was not issued by an
issuer that is insolvent or the subject of any proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law; and
             (h)   such Security is denominated in U.S. dollars.
       "Exchange Act" means the Securities Exchange Act of 1934, as amended. "Event of Default" means any Collateral Default or any "Default"
under and as defined in the Revolving Credit Agreement.
       "Foreclosure Notice" means a written notice from the Lenders' Agent on behalf of itself and the Lenders stating that the Grantor has defaulted in the payment of Secured Obligation(s) and that the Lenders have elected to liquidate and distribute the Collateral pursuant to Section 6.02 to satisfy such Obligations.
       "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.
       "Instrument" has the meaning specified in Section 5.01(c).
       "Investment Grade Securities" means any Eligible Securities having an Applicable Credit Rating of BBB- or better by S&P or Baa3 or better by
Moody's or, in the case of commercial paper, having an Applicable Credit
Rating of A-2 or better by S&P or P-2 or better by Moody's.
       "Lenders" means the lenders from time to time party hereto and to the Revolving Credit Agreement.
       "Lenders' Agent" means First Chicago in its capacity as Agent for the Lenders under the Revolving Credit Agreement.
       "Lien" means, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this Agreement, a Person shall be deemed to own subject to a Lien any Property that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such Property.
       "Line Offers Agreement" means that certain Credit Line Offers
Agreement dated as of January 15, 1998 among the Grantor, First Chicago, as Agent, and the lenders from time to time party thereto, as the same may be amended, supplemented or otherwise modified from time to time.
       "Line Offers Secured Obligations" means "Secured Obligations" as such term is defined in the Line Offers Security Agreement.
       "Line Offers Security Agreement" means that certain Master Security Agreement (Line Offers) dated as of January 15, 1998 among the Grantor,
First Chicago, as Collateral Agent, and the lenders from time to time party thereto, as the same may be amended, supplemented or otherwise modified from time to time.
       "Loans" means the revolving credit loans from time to time outstanding under the Revolving Credit Agreement.
       "Loan Value" at a particular time means (i) as to any Eligible
Security at a particular time, an amount equal to the Applicable Percentage of the Market Value of such Eligible Security at such time and (ii) as to
Cash at a particular time, an amount equal to 100% of the amount thereof at such time.
       "Margin Stock" has the meaning ascribed to such term in Regulation U. "Market Value" of each share or other unit of any securities of any class at a particular time, means the fair market value determined for such share or other unit at or immediately prior to such time by the Collateral Agent making the determination in good faith in accordance with its customary procedures. For purposes of this definition, accrued interest on interest-bearing securities will be excluded from the determination of
Market Value by the party making such determination.
       "Moody's" means Moody's Investors Service, Inc.
       "Municipal Commercial Paper" means commercial paper which has been issued by a Municipality.
       "Municipality" means any state, county or local government located in the United States of America, or any political subdivision, body, agency, authority or instrumentality thereof
"Municipal Securities" means bonds, debentures, notes or other similar securities (other than commercial paper) which have been issued by a Municipality, other than Structured Finance Securities or Derivative Securities.
       "NSCC" means the National Securities Clearing Corporation.
       "NYSE" means the New York Stock Exchange, Inc.
       "Official Lien" means any Lien which represents (a) a Lien in favor of a Governmental Authority (i) to secure obligations owing to such Governmental Authority in its official capacity (and not as a lender or transaction counterparty or in another similar capacity that may be undertaken by a Person that is not a Governmental Authority) or (ii) to enforce or secure, or imposed as, a penalty, fine, forfeiture or other like remedy or (b) a Lien effected by judicial process, unless in the case of either clause (a) or (b), such Lien has been discharged, vacated or bonded
(by Property other than the Collateral). For purposes of this definition,
(x) "Lien" includes any Lien which has not yet become effective but the effectiveness of which in the future is provided for in an order, decree or other determination of a court or other applicable Governmental Authority or in an agreement to which the owner of the interest in the property to be subject thereto is a party if such effectiveness will occur solely upon the passage of time and not as a result of any action or inaction on the part of any Person, whether or not such Lien would otherwise be a "Lien"
hereunder and (y) "Official Lien" includes any Lien which secures a bond of any other Official Lien or of any judgment, claim, order or other determination of a Governmental Authority in its official capacity or which is granted or entered in connection with any judicial process.
       "Person" means an individual, partnership, corporation, business trust, joint stock company, trust (including, without limitation, the issuer of any Government Security), unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.
       "Pledged Securities" has the meaning specified in Section 3.01(b). "Proceeds" means all "proceeds" as such term is defined in Section 9-
306(1) ofthe Code and, in any event, shall include without limitation, all interest or other income from the Cash from time to time on deposit in the Collateral Accounts, and all collections and distributions (including, without limitation, interest and dividends) with respect to the Securities held in the Collateral Accounts.
       "Property" means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.
       "PTC" means Participants Trust Company.
       "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as such regulation may be amended from time to time, or any regulation of the Board of Governors which replaces Regulation
U.
       "Required Lenders" means at a particular time the Lenders holding not less than 662/3% of the Secured Obligations, provided that, for purposes of this definition, "Secured Obligations" shall include any unfunded
"Commitment" under and as defined in the Revolving Credit Agreement.
       "Requirements of Law" for any Person means the charter and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.
       "Revolving Credit Agreement" means that certain $70,000,000 Revolving Credit Agreement of even date hereof among the Grantor, First Chicago, as Agent, and the lenders from time to time party thereto, as the same may be amended, supplemented or otherwise modified from time to time.
       "Rule 144A" means Rule 144A promulgated under the Securities Act.
       "Rule 144A Security" means a Security acquired by the Grantor in a transaction meeting the requirements of Rule 144A.
       "Secured Obligations" of the Grantor at a particular time means (a)
the aggregate unpaid principal amount of all Loans, (b) the aggregate amount of all accrued but unpaid interest and fees in respect thereof, (c)
all other accrued but unpaid obligations and liabilities owing by the
Grantor to any Lender or to the Lenders' Agent pursuant to or in connection with the Revolving Credit Agreement, and (d) all amounts payable by the
Grantor under this Agreement (including, without limitation, the reasonable fees and expenses of the Collateral Agent and its counsel), in each case at such time, provided that, in the case of clauses (a) through (c) above, any such amount shall constitute a Secured Obligation only to the extent that such amount constitutes an Obligation (as defined therein) under the
Revolving Credit Agreement.
       "SEC" means the Securities and Exchange Commission, or any regulatory body that succeeds to the functions thereof.
       "Securities" means, collectively, Municipal Securities and Municipal Commercial Paper.
       "Securities Act" means the Securities Act of 1933, as amended. "Securities Collateral Account" means, collectively, one or more collateral accounts established by the Collateral Agent on the books of
First Chicago, as a financial intermediary, or DTC or PTC, as a clearing corporation, pursuant to Section 3.02 and designated "Securities Collateral Account (Revolving Credit) pledged by B.C. Ziegler and Company to The First National Bank of Chicago, as Collateral Agent" and any successor accounts established pursuant to Section 7.07.
       "Securities Intermediary" means First Chicago in its capacity as securities intermediary (as defined in the Code) holding certain of the Collateral.
       "Self-Regulatory Organization" has the meaning assigned to such term in Section 3(a)(26) ofthe Exchange Act.
       "SIPA" means the Securities Investor Protection Act of 1970, as amended.
       "S&P" means Standard & Poor's Corporation.
       "Structured Finance Securities" means (a) securities representing participations in, or the payment of which is secured by, a pool of loans the repayment of which is secured by a mortgage, deed of trust, other mortgage securities or other fee or leasehold interest upon real estate or other assets, (b) securities representing participations in, or the payment of which is secured by, a pool of receivables (of any nature) or (c) any similar types of securities, other than, in each case, Derivative
Securities.
       "Transactions" means, collectively, all transfers of Collateral pursuant to Section 3.03 and all releases of Collateral pursuant to Section
3.04.
       "Uncertificated Security" has the meaning assigned to such term in
Section 8-102 of the Code.
       "VRD Securities" means variable rate demand Municipal Securities which are repriced at least once a month or variable rate demand Municipal Commercial Paper.
       "VRD Eligible Securities in Liquidation" means Eligible Securities which have been designated as "VRD Eligible Securities in Liquidation" by the Collateral Agent pursuant to Section 3.05, effective from the time of such designation until such Securities are transferred out of the
Securities Collatcral Account in accordance with Section 3.05.
       SECTION 2.  REPRESENTATIONS AND WARRANTIES. The Grantor represents and warrants to the Collateral Agent and each Lender on the date hereof and to each other Lender on the date it becomes a party to the Revolving Credit Agreement that:
       (a)   The Grantor (i) is a corporation duly organized, validly
existing and in good standing under the laws of the State of Wisconsin,
(ii) has all requisite corporate power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or proposed to be conducted and (iii) is qualified to do business and is in good standing in all jurisdictions in which the nature of business conducted by it makes such qualification necessary and where failure so to qualify could (either individually or in the aggregate) have a material adverse effect on the property, business, operations, financial condition or prospects of the Grantor.
       (b) None of the execution and delivery of this Agreement, the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws of the Grantor, or any applicable law or regulation, or any order, writ, injunction or decree of any court or other Governmental Authority, or any agreement or instrument to which the Grantor is a party or by which it or any of its property is bound or to which it is subject, or constitute a default under any such agreement or instrument, or (except for the Liens created under this
Agreement) result in the creation or imposition of any Lien upon any
Property of the Grantor pursuant to the terms of any such agreement or instrument.
       (c)   The Grantor has all necessary corporate power, authority and legal right to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance by the Grantor of this Agreement have been duly authorized by all necessary corporate action on its part (including, without limitation, any required shareholder approvals), and this Agreement has been duly and validly executed and delivered by the Grantor and (assuming the due execution and delivery by the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against the Grantor in accordance with its terms.
       (d) No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority, Self-Regulatory
Organization or securities or commodities exchange are necessary for the execution, delivery or performance by the Grantor of this Agreement
(including, without limitation, the pledge of any of the Collateral) or for the legality, validity or enforceability hereof.
       (e) There are no actions, suits, arbitrations, investigations or proceedings pending or, to its knowledge, threatened against the Grantor before any Governmental Authority, Self-Regulatory Organization or
securities or commodities exchange which questions the validity or enforceability of this Agreement or any action to be taken in connection with the transactions contemplated hereby.
       (f)   Except as provided for herein, no security agreement or
financing statement (or similar statement or instrument of registration under the law of any jurisdiction) is on file or registered in any public office, or is intended by the Grantor to be so filed or registered, covering any interest of any kind in the Collateral so long as the same is Collateral hereunder, and the Grantor, except as contemplated herein~ will not execute any security agreement or financing statement (or similar statement or instrument of registration under the laws of any jurisdiction) relating to the Collateral.
       (g) The Grantor will own the Securities to be transferred to the Collateral Agent or its agent as of such transfer, in each case (i) subject to no Lien other than the Lien created by this Agreement and (ii) subject to no adverse claims (as defined in Section 8-102 ofthe Code) known to the Grantor which would impair the value thereof as collateral. The pledge, assignment and transfer of the Securities purported to be included in the Borrowing Base by the Grantor pursuant to this Agreement will create a valid first lien on and first priority perfected security interest in such Eligible Securities and the Proceeds thereof in favor of the Collateral
Agent for the benefit of the Lenders, subject to no other Lien and enforceable as such against all other creditors of the Grantor.
       (h) This Agreement, together with the transfer of any Cash by or on behalf of the Grantor to the Collateral Agent or its agent, will constitute, in favor of the Collateral Agent for the benefit of the
Lenders, a valid first lien on and first priority perfected security interest in such Cash, subject to no other Lien and enforceable as such against all other creditors of the Grantor.
       (i)   The Grantor is a registered broker-dealer a substantial portion of whose business consists of transactions with Persons other than brokers or dealers.
       SECTION 3.  COLLATERAL; ESTABLISHMENT OF COLLATERAL ACCOUNTS.
       3.01 Pledge Grant of Security Interest. The Grantor, as security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration, by demand or otherwise) of the Secured Obligations of the Grantor, hereby pledges and grants to the Collateral
Agent, for the benefit of the Lenders and the Lenders' Agent as hereinafter provided, a security interest in all of the Grantor's right, title and interest in the following property, whether now owned by the Grantor or hereafter acquired and whether now existing or hereafter coming into existence:
             (a)   the Collateral Accounts;
             (b)   the Securities credited from time to time to the
Securities Collateral Account (the"Pledged Securities"),
             (c)   all shares, securities, moneys or property representing a
dividend on any of the Pledged Securities, or representing a distribution or return of capital upon or in respect ofthe Pledged Securities, or resulting from a split-up, revision, reclassification or other like change of the Pledged Securities or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Securities,
             (d)   all Cash deposited or held from time to time in the Cash
Collateral Account; and
             (e)   all Proceeds of any of the Property of the Grantor
described in the preceding clauses of this Section 3.01 (including, without limitation, all causes of action, claims and warranties now or hereafter held by the Grantor in respect of any of the items listed above), all interest on or other income from the Cash from time to time on deposit in the Collateral Accounts, all collections and distributions with respect to the Pledged Securities and, to the extent related to any property described in said clauses or such proceeds, all books, correspondence, credit files, records and other papers.
       3.02 Establishment of Collateral Accounts. On or prior to the first transfer of Collateral by the Grantor to the Collateral Agent pursuant to
Section 3.03, the Collateral Agent shall establish, and at all times thereafter until the Secured Obligations shall have been paid in full and this Agreement is terminated, the Collateral Agent shall maintain and administer, each of the Securities Collateral Account and the Cash
Collateral Account. The following provisions shall apply:
             (a)   Each of the Collateral Accounts shall be a collateral
account separate from all other accounts maintained by the Collateral
Agent.
             (b)   No securities or other items shall at any time be
credited to or maintained in the Securities Collateral Account other than Securities pledged by the Grantor pursuant to Section 3.01 and the Proceeds thereof, and no securities or other items shall at any time be credited to or maintained in the Cash Collateral Account other than Cash pledged by the Grantor pursuant to Section 3.01.
             (c)   The Collateral Agent shall have sole dominion and control
with the exclusive right of withdrawal over each Collateral Account, and it shall be a term and condition of each Collateral Account, and the Grantor hereby irrevocably instructs the Collateral Agent, notwithstanding any other term or condition to the contrary herein or in any other agreement, that no Collateral shall be released to or for the account of, or withdrawn by or for the account of, the Grantor or any other Person except as expressly provided in this Agreement.
       3.03  Procedures for Crediting of Collateral to Collateral Accounts.
             (a)   In General. The Grantor may, prior to 12:00 noon, Chicago
time, or such later time as may be agreed to by the Collateral Agent, on any Business Day, transfer Cash and/or Securities to the Collateral Agent in accordance with the procedures set forth in Sections 3.03(b) and c.
             (b)   Collateral Transfer Request. Concurrently with or prior
to each transfer by the Grantor of Cash or Securities to the Collateral
Agent under this Agreement for inclusion in the Collateral, the Grantor shall deliver, or cause to be delivered, to the Collateral Agent a
Collateral Transfer Request; provided that, unless necessary to remedy any deficiency in the Borrowing Base Percentage notified to the Grantor by the Collateral Agent, the Grantor may not deliver on any day more than two Collateral Transfer Requests, or such greater number of requests as may be mutually agreed to by the Grantor and the Collateral Agent. Each Collateral Transfer Request shall be transmitted by computer or other electronic means (including telephone confirmed by telecopy) in accordance with procedures agreed between the Grantor and the Collateral Agent and shall be deemed to be incorporated by reference in this Agreement as if set forth in full herein. Any Collateral Transfer Request described in clause (a) of the definition thereof in Section 1 shall be deemed to include a representation and warranty by the Grantor to the effect set forth in the third paragraph of Exhibit B.
             (c)   Form of Transfer. The Grantor shall transfer each item of
Collateral to the Collateral Agent in a form and manner sufficient to create a perfected first priority security interest therein in favor of the Collateral Agent for the benefit of the Lenders and otherwise in a form and manner reasonably acceptable to the Collateral Agent.
             (d)   Actions of Collateral Agent. Upon receipt of a Collateral
Transfer Request from the Grantor, the Collateral Agent shall
                   (i) verify the Market Value, Loan Value and rating, if applicable, of each Security to be so transferred; and
                   (ii) notify the Grantor if it disagrees with such information, in the event of any disagreement, the Grantor shall be entitled to amend such Collateral Transfer Request by oral communication (promptly confirmed in writing) to the Collateral Agent.
             (e)   Rights of the Collateral Agent. Notwithstanding the
provisions of this Section 3.03, the Collateral Agent shall have the right to reject or return any Security transferred to it pursuant hereto to the extent that it has determined, with the advice of its counsel, that acceptance of such Security as Collateral or otherwise would violate or conflict with any law, treaty, rule or regulation or determination of any Governmental Authority binding upon the Collateral Agent or, to the extent the Collateral Agent shall have been so notified in writing by any Lender, such Lender. Any such Lender shall provide the Collateral Agent with such information as the Collateral Agent may request to assist it in making such determination.
             (f)   Further Assurances. In connection with any transfer of
Collateral under this Section or otherwise in respect hereof, the Grantor shall take such action, at its expense as the Collateral Agent may reasonably request (including, without limitation, to the extent that the Collateral Agent may reasonably request, delivering undated stock or bond powers or other instruments of transfer), for the purpose of ensuring that the Collateral Agent will have a perfected first priority security interest with respect to each item of Collateral so transferred. Without limiting the foregoing, the Grantor agrees to amend this Agreement or to adjust the procedures implementing the provisions and purposes of this Agreement, as the Collateral Agent may reasonably deem necessary or advisable, in connection with the recent adoption in the State of New York of revisions to Article 8 of the Code. In addition, the Grantor will furnish to the Collateral Agent from time to time statements and schedules identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail. To the extent reasonably requested by any Lender, the Collateral Agent shall provide to such Lender copies of any information received by the Collateral Agent pursuant to the immediately preceding sentence.
       3.04  Procedures for Requesting Releases of Collateral From
Collateral Accounts.
             (a)   In General. The Grantor may, prior to 3:30 p.m., Chicago
time, or such later time as may be agreed to by the Collateral Agent, on any Business Day, deliver to the Collateral Agent a request for release of Collateral in accordance with the procedures set forth in Section 3.04(b).
             (b)   Collateral Release Request. Concurrently with or prior to
each release by the Collateral Agent of Collateral to the Grantor or at its direction, the Grantor shall deliver to the Collateral Agent a Collateral Release Request with respect thereto; provided that the Grantor shall not be entitled to deliver on any day more than two Collateral Release
Requests, or such greater number of requests as may be mutually agreed to by the Grantor and the Collateral Agent. Each Collateral Release Request
shall be transmitted by computer or other electronic means (including telephone confirmed by telecopy) in accordance with procedures agreed between the Grantor and the Collateral Agent and shall be deemed to be incorporated by reference in this Agreement as if set forth in full herein.
Any Collateral Release Request described in clause (a) of the definition thereof in Section 1 shall be deemed to include a representation and warranty by the Grantor to the effect set forth in the third paragraph of Exhibit A.
             (c)   Actions of Collateral Agent. Upon receipt of a Collateral
Release Request, the Collateral Agent shall:
                   (i) promptly verify the accuracy of the information set forth in such Request,
                   (ii)   notify the Grantor promptly if it disagrees with
such information; and
                   (iii) if such information is verified by the Collateral Agent, promptly transfer or cause to be transferred, at the Grantor's expense, the Securities described therein from the Securities Collateral Account and the Cash described therein from the Cash Collateral Account as agreed between the Grantor and the Collateral Agent, whereupon the Lien of this Agreement in favor of the Lenders in respect of such Collateral shall terminate and all rights with respect thereto shall revert to the Grantor.
If the Collateral Agent determines that the information set forth in a Collateral Release Request is incorrect, the Grantor shall be entitled to amend such Collateral Release Request by oral communication (promptly confirmed in writing) to the Collateral Agent. Notwithstanding the foregoing, no Collateral shall be released pursuant to a Collateral Release Request (x) if, immediately before or after giving effect thereto, the Borrowing Base Percentage would be less than 100%; provided, however, that in the case of Securities which have been sold by the Grantor pursuant to a confirmed delivery versus payment sale transaction, the Collateral Agent shall release Securities from the Securities Collateral Account to satisfy the Grantor's delivery obligation to the purchaser thereof upon receipt of copies ofthe following: (A) the purchaser's written transaction confirmation setting forth its obligation to make payment of Cash in an amount equal to the aggregate Market Value of the Securities proposed to be released, (B) the Grantor's instructions to the purchaser or, if such Securities are held at DTC, the Grantor's settlement bank that such Cash payment representing Proceeds of the sale of such Securities shall be transferred to the Cash Collateral Account, and (C) if such Securities are held in a Securities Collateral Account at DTC, the Grantor's instructions to DTC that, upon a failure by the purchaser to timely provide payment for such Securities after release from the Securities Collateral Account, such Securities shall be returned to the Securities Collateral Account rather than to the Grantor's general free account, (y) if an Event of Default has occurred and is continuing, unless, in the reasonable determination of the Collateral Agent, such release is of Securities against simultaneous payment of Cash by the Grantor to the Collateral Agent for deposit in the
Cash Collateral Account in an amount equal to the aggregate Market Value of the released Securities or against simultaneous transfer by the Grantor of Securities to the Collateral Agent under this Agreement for inclusion in the Collateral Pool having an aggregate Market Value and an aggregate Loan Value in an amount at least equal to the aggregate Market Value and the aggregate Loan Value of the released Securities, or (z) if there exists any Official Lien on all or any part of the Collateral.
             (d)   Further Assurances. In connection with any release of
Collateral under this Section, the Collateral Agent shall take such action as the Grantor may reasonably request and at the Grantor's expense, including executing and delivering (or causing to be executed and delivered) to the Grantor all such instruments as the Grantor may reasonably request, for the purpose of enabling the Grantor to receive and retain the released Securities or Cash, as the case may be, free and clear of the Lien of this Agreement.
       3.05 Liquidation of Certain VRD Eligible Securities. If any VRD Security which is an Eligible Security shall have remained in the
Securities Collateral Account for a period of more than 90 days, the
Collateral Agent, in its sole discretion by notice to the Grantor and the Lenders' Agent, may designate such Security as a "VRD Eligible Security in Liquidation". Within two Business Days after the Collateral Agent has made such designation/notification to the Grantor, the Grantor may make a
Collateral Release Request with respect to such VRD Eligible Security in Liquidation. If no Collateral Release Request is received by the Collateral Agent within such period, or if the applicable conditions for a Collateral Release Request are not fulfilled, the Collateral Agent thereafter may, in its sole discretion, present such VRD Eligible Security in Liquidation for payment or redemption in accordance with its terms (or otherwise dispose of such Security in the manner described in Section 6.02) and deposit the
Proceeds thereof in the Cash Collateral Account.
       SECTION 4. ADMINISTRATION AND SERVICING.
       4.01 The Collateral Agent. The Collateral Agent shall service and administer the Collateral Accounts in accordance with the terms hereof and shall have full power and authority, acting alone or through any party designated by it to do so in accordance with Section 7.09, to do any and all things in connection with such servicing and administration that it may deem necessary or desirable.
       4.02  Reports; Recordkeeping
             (a)   Borrowing Base Report. Prior to 11:00 a.m., Chicago time,
on each Business Day during which there are any Loans outstanding, the Collateral Agent shall deliver to the Lenders' Agent (or to any Lender upon request) a report, substantially in the form of Exhibit C (a "Borrowing
Base Report"), containing the information specified in such form with regard to the Borrowing Base under this Agreement. The Grantor shall provide the Collateral Agent with all such information as shall be reasonably necessary to enable the Collateral Agent to prepare each such Borrowing Base Report. If the Lenders' Agent or any Lender shall disagree with the amount of the Secured Obligations specified in a Borrowing Base
Report as being held by it (on behalf of the Lenders, in the case of the Lenders' Agent, or individually, in the case of any Lender), it shall promptly notify the Collateral Agent thereof and of the amount which it believes should be the amount of the Secured Obligations held by it
(together with reasonable detail supporting such Lenders' Agent's or
Lender's calculations).
             (b)   Updated Borrowing Base Report. The Collateral Agent may
at any time in its sole discretion, and upon the reasonable request of the Grantor, the Lenders' Agent or the Required Lenders shall, deliver to the Grantor an updated Borrowing Base Report which will reflect all
Transactions which have taken place since the Close of Business on the immediately preceding Business Day, in each case to the extent the
Collateral Agent has verified each such Transaction pursuant to the relevant Section as at such time or an earlier recent time.
             (c)Recordkeeping. The Collateral Agent will maintain books and records necessary to enable it to determine at any time all Transactions which have occurred on or prior to such time. The Grantor agrees that such books and records of the Collateral Agent shall be conclusive as to the matters contained therein absent manifest error.
       4.03  Rights of Collateral Agent With Respect to Calculations.
             (a)   Requests. Reports. Notices. etc. In making the
calculations in connection with any Collateral Transfer Request, Collateral Release Request, Borrowing Base Report, notice or otherwise, the Collateral Agent shall (i) be entitled to rely on any independent pricing service in the determination of the Market Value with respect to the Eligible
Securities described therein (including, without limitation, Interactive
Data Services Inc. and Muller Data Corporation), (ii) be entitled to rely on the information provided by the Grantor in any Collateral Transfer
Request with respect to any restrictions on resale of the Securities described therein, (iii) be entitled to rely on the information provided by the Lenders' Agent with respect to the amount of Secured Obligations outstanding at any time, (iv) not give effect to any increase in the
Borrowing Base as a result of the transfer by the Grantor of additional Collateral unless it has received and verified the information set forth in
Section 3.03, (v) not give effect to any decrease in the Borrowing Base as a result of a request by the Grantor for release of Collateral unless it has received and verified the information set forth in Section 3.04, and
(vi) be entitled to rely on the information provided by the Grantor, the Lenders' Agent or the Lenders pursuant to the other provisions hereof.
             (b)   Borrowing Base Percentage. Subject to Section 4.03(c),
the Borrowing Base Percentage shall be determined by reference to the most recent Borrowing Base Report prepared by the Collateral Agent, giving effect, however, to all Transactions which have taken place since the Close of Business on the immediately preceding Business Day, in each case to the extent the Collateral Agent has verified each such Transaction pursuant to the relevant Section as at the time of such determination.
             (c)   Discretion and Duty to Reprice. The Collateral Agent may
at any time in its sole discretion, and upon the reasonable request of the Grantor, the Lenders' Agent or the Required Lenders shall, prepare an updated Borrowing Base Report which, if the Collateral Agent elects may, or if the Collateral Agent is so requested shall, to the extent reasonably practicable, reflect a repricing of the Loan Value or the Market Value of any item of Collateral, provided that the Market Value of any such item of Collateral used as the basis of any such repricing shall not exceed the
Market Value of such item as of the Close of Business on the immediately preceding Business Day.
             (d)   Limitation on Liability. In no event shall the Collateral
Agent be liable to the Grantor, any Lender or any other Person for the accuracy of its determination of the Market Value or Loan Value of any item of Collateral, for any determinations regarding the eligibility of any Securities for inclusion in the Collateral Pool, or for determinations regarding the amount of any Secured Obligation, except in the case of its gross negligence or wilful misconduct.
       4.04  Rights of Lenders in Respect of Loans. Notwithstanding any
other provision of this Agreement, the right of each Lender to receive payment of the Loans and other Secured Obligations held by such Lender when due (whether at the stated maturity thereof, by acceleration, by demand or otherwise), as expressed in any instrument evidencing or agreement governing such Loans and other Secured Obligations, or to institute suit for the enforcement of such payment on or after such due date, and the obligation of the Grantor to pay such Loans and other Secured Obligations when due, shall not be impaired or affected; provided, however, that notwithstanding the foregoing, each Lender agrees that it will not attempt to foreclose on or assert rights against any Collateral except in the manner provided in this Agreement.
       4.05 Contests. If (a) any calculations (whether as to a particular issue or any class of Securities) made by the Grantor and the Collateral
Agent pursuant to this Agreement differ by more than 10% of the higher of the two calculations and (b) the excess of the higher of the two calculations over the lower thereof is an amount in excess of $1,000,000, the Collateral Agent will, at the request of the Grantor, reconsider its calculations and, in connection therewith, consult with one or more independent pricing services or qualified dealers or brokers as may be reasonably recommended by the Grantor and be practicable under the circumstances, at the expense of the Grantor, but the Collateral Agent's reconsidered calculations shall be final.
       SECTION 5.  COVENANTS OF THE GRANTOR. In furtherance of the grant of the pledge and security interest pursuant to Section 3, the Grantor hereby agrees with the Collateral Agent, the Lenders' Agent (on behalf of the
Lenders) and each Lender as follows:
       5.01  Delivery and Other Perfection. The Grantor shall:
             (a)   take such action as the Collateral Agent shall deem
necessary or appropriate to duly record the Lien created hereunder in the Collateral;
             (b)   give, execute, deliver, file and/or record any financing
statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the judgment of the Collateral Agent) to create, preserve, perfect or validate the pledge and security interest granted pursuant hereto or to enable the Collateral Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, causing any or all of the
Collateral to be transferred of record into the name of the Collateral
Agent or its nominee (and the Collateral Agent agrees that if any
Collateral is transferred into its name or the name of its nominee, the Collateral Agent will thereafter promptly give to the Grantor copies of any notices and communications received by it with respect to such Collateral),
             (c)   if (i) the Grantor is not entitled to retain
distributions with respect to the Collateral pursuant to Section 5.04, (ii)
any distribution in respect of any of the Collateral shall be evidenced by, or any of the Collateral shall otherwise be converted to, any promissory note, other instrument, certificated security or chattel paper
(collectively, an "Instrument"), (iii) such Instrument is transferred to the Grantor or otherwise at its direction (other than to the Collateral
Agent) in a physical form, and (iv) such Instrument is the type of
Collateral which customarily would be registered in the name of DTC or its nominee and concurrently credited to the Securities Collateral Account, immediately transfer, or cause to be transferred, such Instrument to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement,
             (d)   keep full and accurate books and records relating to the
Collateral, and stamp or otherwise mark such books and records in such manner as the Collateral Agent may reasonably require in order to reflect the security interests granted by this Agreement,
             (e)   provide the Collateral Agent with such information as to
its assets (whether or not part of the Collateral) as shall be necessary to enable the Collateral Agent to promptly perform its obligations hereunder, including, without limitation, its obligations under Sections 3.03(d) and 3.04(c), and
             (f)   permit representatives of the Collateral Agent at any
time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Collateral Agent to be present at the Grantor's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by the Grantor with respect to the Collateral, all in such manner as the Collateral Agent may require.
       5.02  Other Financing Statements and Liens. The Grantor shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Collateral Agent is not named as the sole secured party for the benefit of the Lenders and shall not otherwise create or permit to exist any Lien or any other interest of any kind upon or with respect to any of the Collateral, other than the Liens created by this Agreement.
       5.03 Maintenance of Borrowing Base Percentage. The Grantor will take all such actions as shall be necessary to cause the Borrowing Base
Percentage at all times to be at least 100%, subject to the grace period set forth in the definition of Collateral Default.
       5.04  Voting Rights; Dividends; etc.
             (a)   So long as no Event of Default shall have occurred and be
continuing, the Grantor shall be entitled (i) to exercise or refrain from exercising any or all voting and other consensual rights in respect of the Collateral or any part thereof for all purposes not inconsistent with the provisions of this Agreement and (ii) to receive any dividend, interest or other distribution with respect to the Collateral (except for any dividend, interest or other distribution which, in the case of any such dividend, interest or distribution on account of any Collateral registered in the name of DTC or its nominee, is credited to the Securities Collateral
Account or, in the case of any such dividend, interest or distribution on account of any other Collateral, is of the type which, were such other Collateral so registered, would be credited to the Securities Collateral Account), provided, that if the Collateral Agent shall receive any dividends, interest or other distributions in respect of the Collateral, the Collateral Agent shall deposit such dividends, interest or other distributions in the appropriate Collateral Account and, subject to the Borrowing Base Percentage being equal to at least 100%, release such dividends, interest or other distributions upon receipt of instructions from the Grantor in accordance with Section 3.04. Upon request from the Grantor, the Collateral Agent shall forthwith make and deliver to the
Grantor such powers of attorney, consents or waivers as the Grantor shall reasonably request in order to permit the Grantor to exercise its rights under this Section. Notwithstanding the foregoing, the Grantor may not take any action under this Section with respect to the Collateral that, in the Collateral Agent's reasonable judgment, (i) would in any way affect the
Lien of this Agreement with respect to an item of Collateral or impair the interest or rights of the Collateral Agent or the Lenders therein, except as permitted by Section 3.04 or (ii) would otherwise be inconsistent with the provisions of this Agreement or result in a violation hereof The
Grantor will not give consents or waivers, authorize assumptions, make modifications and supplements, or take other action with respect to the Collateral in any manner inconsistent with the manner in which the Grantor acts with respect to investments of the same type held by the Grantor for its own account.
             (b)   Upon the occurrence of an Event of Default, (i) the
Grantor shall hold any dividends or other distributions which it receives with respect to the Collateral in trust for the Collateral Agent and the Lenders, separate from all other moneys of the Grantor, and shall forthwith transfer such dividends or other distributions to the Collateral Agent for crediting to the relevant Collateral Accounts, and (ii) the Collateral
Agent shall be entitled to (x) issue instructions to DTC, the Securities Intermediary or any other securities intermediary holding any Collateral that such Collateral shall be transferred from the Grantor's pledgee account to the Collateral Agent's account and (y) register all or any item of Collateral in its own name or in the name of its nominee or designee.
       5.05   Removals, Etc. Without at least 30 days' prior written notice to the Collateral Agent, the Grantor shall not (a) maintain any of its books and records with respect to the Collateral at any office or maintain its principal place of business at any place other than at the address indicated beneath the signature of the Grantor to the Revolving Credit Agreement or (b) change its name, or the name under which it does business, from the name shown on the signature pages hereto.
       5.06 Notices. The Grantor shall give to the Collateral Agent and the Lenders' Agent prompt notice of (a) any Event of Default (including a Collateral Default), (b) any breach of or default under any representation or warranty or covenant of the Grantor contained in this Agreement, and (c)
the creation of any Official Lien on any of the Collateral.
       SECTION 6.  COLLATERAL DEFAULT NOTICE; REMEDIES; DISTRIBUTION OF
COLLATERAL.
       6.01 Notice of Collateral Default. If the Collateral Agent shall determine that a Collateral Default has occurred, it shall promptly notify the Grantor and the Lenders' Agent thereof (any such notice being referred to herein as a "Collateral Default Notice").
       6.02  Remedies.
             (a)   Upon receipt by the Collateral Agent from the Lenders'
Agent of a Foreclosure Notice, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Grantor or any other Person (all and each of which demands, presentments, protests, defenses, advertisements and notices are hereby waived) shall, to the extent then permitted by applicable law and unless otherwise directed by the Lenders' Agent (including any revocation of the Foreclosure Notice by the Lenders' Agent), use its best efforts to effect one or more public or private market sales of the Collateral for the then available market price (less applicable and customary commissions) in the over-the-counter market, at any exchange, broker's board or office of the Collateral Agent or elsewhere upon such terms and conditions as it may deem advisable (or as it may be instructed by the Lenders' Agent) (it being understood that the Collateral Agent may liquidate Collateral prior to the maturity thereof in order to make a distribution to the Lenders). Notwithstanding anything in this Agreement to the contrary, any such public or private market sale shall be conducted in a commercially reasonable manner in accordance with the Code. The Collateral Agent and each Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the applicable Grantor, which right or equity is hereby waived or released. The Collateral Agent shall apply the proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the payment of the Secured Obligations on the Business Day (each, a "Distribution Date") immediately succeeding the date of such collection, recovery, receipt, appropriation, realization or sale in the following order of priority:
       First, to the Collateral Agent for any unpaid fees and expenses (including, without limitation, the reasonable fees and expenses of counsel to the Collateral Agent) in connection with the performance of its duties hereunder;
       Second, to each Lender (including the Lenders' Agent) which has Loans or other Secured Obligations outstanding as of such date in an amount equal to, and for application to, the unpaid principal amount of all Loans, accrued and unpaid interest, fees, charges and other amounts comprising such Secured Obligations, whether or not then due and payable, and if such moneys shall be insufficient to pay all such amounts in full, then ratably (without priority of any one over any other) to such Lenders (including the Lenders' Agent) in proportion to the amounts oftheir respective unpaid
Secured Obligations on the Distribution Date;
       Third, if any Line Offers Secured Obligations shall remain unpaid subsequent to a complete liquidation and distribution of the collateral under the Line Offers Security Agreement, to the collateral agent under such Agreement for application to the remaining unpaid Line Offers Secured Obligations in the manner provided therein; and
Finally, to the Grantor or its successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.
             (b)   In addition to the foregoing rights and remedies, the
Collateral Agent shall be entitled to exercise any other rights and remedies of a secured party under the Code or other applicable law.
             (c)   To the extent permitted by applicable law, the Grantor
waives all claims, damages and demands it may acquire against the
Collateral Agent, the Lenders' Agent or the Lenders arising out of the exercise by the Collateral Agent, the Lenders' Agent or any Lender of any
of its rights hereunder, except such claims, damages or demands as may arise from the gross negligence or willful misconduct of the Collateral
Agent, the Lenders' Agent or such Lender.
             (d)   If any notice of a proposed sale or other disposition of
Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least two (2) days (or, if such sale (other than any private sale) is to take place on the NYSE or other established market, 30 minutes) before such sale or other disposition. Any such notice of a proposed sale or other disposition shall not be required to include any details as to the price of any Security unless otherwise required by law.
The Grantor agrees to cooperate with the Collateral Agent in effecting any sale or sales of the Collateral and to use its best efforts to do or cause to be done all such acts as may be necessary to make such sale or sales of all or any portion of the Collateral valid and binding and in compliance with any and all applicable Requirements of Law.
             (e)   The Grantor shall remain liable to the Collateral Agent
and the Lenders for any deficiency if the Proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured
Obligations owing to the Collateral Agent, the Lenders' Agent or any
Lender, except to the extent otherwise provided in any instrument or other agreement governing such Secured Obligations.
             (f)   In connection with the exercise of the foregoing rights
and remedies, the Grantor irrevocably appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact, with full power and authority in the name of the Grantor or in its own name to sell, transfer, assign or otherwise deal in or with the Collateral or any part thereof as fully and effectively as if the Collateral Agent were the absolute owner thereof.
       6.03 Rights of Collateral Agent. In making the determinations and allocations required by this Section, the Collateral Agent may rely upon its records and information supplied by the Lenders' Agent and each Lender, and the Collateral Agent shall have no liability to any of the Lenders for actions taken in reliance on such information, except in the case of its gross negligence or willful misconduct. All distributions made by the Collateral Agent pursuant to this Section shall be final (subject to any decree of any court of competent jurisdiction), and the Collateral Agent shall have no duty to inquire as to the application by the Lenders' Agent or the Lenders of any amounts distributed to them.
       6.04 Effect of Bankruptcy, Etc. If, through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise, the Collateral Agent's Lien hereunder is avoided, disallowed or otherwise not enforced with respect to some, but not all, of the Secured Obligations then outstanding, the Collateral Agent shall make the calculations required by this Section without giving effect to such Secured Obligations and shall apply the proceeds of the Collateral for the benefit of the holders of the other Secured Obligations in the proportions and subject to the priorities specified herein.
       SECTION 7.  THE COLLATERAL AGENT.
       7.01  Appointment, Powers and Immunities. Each Lender, by its
acceptance of the security interests granted to the Collateral Agent on its behalf hereunder, hereby irrevocably appoints and authorizes First Chicago to act as its agent hereunder with such powers as are specifically delegated to the Collateral Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. The Collateral Agent (which term as used in this sentence and in Section 7.05 and the first sentence of Section 7.06 hereof shall include reference to its affiliates and its own and its affiliates' officers, directors, employees and agents): (a) shall have no duties or responsibilities except those expressly set forth in this Agreement and shall not by reason of this
Agreement be a trustee for, or a fiduciary with respect to, any Lender; (b) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or in any notice or Borrowing Base Report delivered hereunder, or in any other certificate or other document referred to or provided for in, or received by it under, this Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document referred to or provided for herein or therein or for any failure by the
Grantor or any other Person to perform any of its obligations hereunder;
(c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder; and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct.
       7.02 Reliance bv Collateral Agent. The Collateral Agent shall be entitled to rely upon any certification, notice or other communication (including, without limitation, any thereof by telephone, telecopy, telex, telegram, electronic or computer transmission) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Collateral Agent.
As to any matters not expressly provided for by this Agreement, the
Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Required Lenders, and such instructions of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders. If in one or more instances the Collateral Agent takes any action or assumes any responsibility not specifically delegated to it pursuant to this Agreement, neither the taking of such action nor the assumption of such responsibility shall be deemed to be an express or implied undertaking on the part of the Collateral Agent that it will take the same or similar action or assume the same or similar responsibility in any other instance.
       7.03  Rights as a Lender. With respect to its Commitment (as defined in the Revolving Credit Agreement) and the Loans made by it, First Chicago
(and any successor acting as Collateral Agent) in its capacity as Lender shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as Collateral Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Collateral Agent in its individual capacity. First Chicago (and any successor acting as Collateral Agent) and its affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in and generally engage in any kind of banking, trust or other business with the Grantor (and any of its subsidiaries or
Affiliates) as if it were not acting as Collateral Agent, and First Chicago and its affiliates may accept fees and other consideration from the Grantor for services in connection with this Agreement, the Revolving Credit
Agreement, the Line Offers Agreement and the Line Offers Security Agreement
or otherwise without having to account for the same to the Lenders.
       7.04 Indemnification. The Lenders agree to indemnify the Collateral Agent (to the extent not reimbursed under Section 8.03, but without limiting the obligations of the Grantor under Section 8.03), ratably in accordance with the respective Secured Obligations (which for this purpose shall include any unfunded "Commitments" under and as defined in the
Revolving Credit Agreement) held by the Lenders, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Collateral
Agent (including by any Lender) arising out of or by reason of any investigation in connection with or in any way relating to or arising out of this Agreement or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses that the Grantor is obligated to pay under Section 8.03, but excluding, unless a Foreclosure
Notice has been delivered, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.
       7.05 Non-Reliance on Collateral Agent and Other Lenders. Each Lender agrees that it has, independently and without reliance on the Collateral
Agent, the Lenders' Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Grantor and decision to extend any Loan or other Secured Obligation and enter into this Agreement and that it will, independently and without reliance upon the Collateral Agent, the Lenders' Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. Except as otherwise expressly provided herein, the Collateral Agent shall not be required to keep itself informed as to the performance or observance by the Grantor of this Agreement or the Revolving Credit Agreement or any other document referred to or provided for herein or to inspect the properties or books of the Grantor. The
Collateral Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Grantor or any of its subsidiaries
(or any of their Affiliates) that may come into the possession of the Collateral Agent or any of its affiliates, except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Collateral Agent hereunder.
       7.06 Failure to Act. Except for action expressly required of the Collateral Agent hereunder, the Collateral Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction from the
Lenders of their indemnification obligations under Section 7.04 against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Collateral Agent shall not be required to take any action that in the judgment of the Collateral
Agent would violate any applicable law.
       7.07 Resignation of Collateral Agent. Subject to the appointment and acceptance of a successor Collateral Agent as provided below, the
Collateral Agent may resign at any time by giving notice thereof to the
Lenders and the Grantor. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed by the Required
Lenders and shall have accepted such appointment within 30 days after the retiring Collateral Agent's giving of written notice of resignation, then the retiring Collateral Agent may, on behalf of the Lenders, appoint a successor Collateral Agent, that shall be a bank that has an office in New York, New York or Chicago, Illinois and has capital and retained earnings of at least $100,000,000. Notwithstanding the previous sentence, the
Collateral Agent may at any time without the consent of the Grantor or any Lender, appoint any of its affiliates which is a commercial bank as a successor Collateral Agent hereunder. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. After any retiring Collateral Agent's resignation hereunder as Collateral Agent, the provisions of this
Section 7 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent. Notwithstanding the foregoing, the appointment of any successor Collateral Agent hereunder shall not be effective until such successor Collateral Agent shall have opened a new Securities Collateral Account and Cash Collateral Account in its name as Collateral Agent for the Lenders and the predecessor Collateral Agent shall have closed or caused to be closed (to the extent not transferred to the successor Collateral Agent) each of the Securities Collateral Account and the Cash Collateral Account
and shall have transferred or caused to be transferred all Collateral and other property in such accounts to the successor Collateral Agent for credit to the applicable accounts in the name of the successor Collateral
Agent as Collateral Agent for the Lenders.
       7.08 Waiver of Collateral Agent's Rights Against Collateral. First Chicago, in its capacities as Collateral Agent and as Securities
Intermediary, hereby waives any Lien it may now have or subsequently acquire in or on any Collateral (other than the security interests granted under Section 3), any right to apply the Collateral against claims other than claims of the Lenders, the Lenders' Agent and the Collateral Agent in respect of the security interests granted under Section 3 (including, without limitation, the Collateral Agent in the event it is the holder of Secured Obligations in accordance with Section 7.03), and any right to set off claims other than claims of such Lender in respect of such security interests against such Collateral.
       7.09 Appointment of Agents. (a) The Collateral Agent may perform its duties and exercise its rights and powers under this Agreement by or through such agents and custodians as it shall appoint, provided that the Collateral Agent shall not appoint any agent or custodian which fails to meet the requirements of an Eligible Agent (as defined below), without the consent of the Grantor and the Required Lenders, which consent shall not be unreasonably withheld. The Grantor and each Lender hereby consent to the appointment by the Collateral Agent of DTC, PTC, and First Chicago and its affiliates (including First Chicago Trust Company) as its agents and custodians with respect to the Securities Collateral Account. As a condition to appointing any other agent or custodian, if such entity is located outside the State of New York, Illinois or New Jersey, the
Collateral Agent, at the expense of the Grantor, shall obtain an opinion of counsel, in form and substance reasonably satisfactory to the Collateral
Agent, as to the continued perfection of the security interests in the Collateral in favor of the Collateral Agent for the benefit of the Lenders.
For purposes hereof, the term "Eligible Agent" shall mean an entity (i)
legally qualified to perform the duties delegated to it by the Collateral
Agent and (ii) whose regular business includes the performance of duties similar to those delegated to it by the Collateral Agent.
             (b)In the event that the Collateral Agent appoints an agent pursuant to this Section, each and every remedy, power, right, claim, demand, cause of action, estate, title, interest and Lien expressed or intended by this Agreement to be exercised by or vested in or conveyed to the Collateral Agent with respect thereto shall be exercisable by and vest in such agent, but only in order to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such agent shall run to and be enforceable by either of them. In particular, and without limiting the generality of the foregoing, upon the determination by the Collateral Agent that any such agent or custodian may be required, the Collateral Agent may, upon consultation with the Grantor, appoint such agents or custodians to hold, maintain, invest, reinvest, collect upon or liquidate any Collateral and to make such payments or disbursements, including payments and disbursements to the Grantor and the Lenders as the Collateral Agent shall direct consistent with this
Agreement. The Collateral Agent shall have the right to terminate the appointment of any agent or custodian hereunder without the consent of any other party hereto.
             (c)   It shall be a condition to the appointment of any agent
or custodian hereunder (other than those specified in the second sentence of paragraph (a) above) that such agent or custodian waive its rights in respect of the Collateral to the same extent as the Collateral Agent has waived its rights in Section 7.08.
       7.10 Notice of Default. The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default (other than a Collateral Default) unless the Collateral Agent has received written notice from the Lenders' Agent, a Lender or the Grantor referring to this Agreement, describing such Event of Default and stating that such notice is a "notice of default."
       7.11 Exercise of Control bv Collateral Agent. The Securities Intermediary hereby acknowledges and agrees that the Collateral Agent, individually and on behalf of the Lenders, has been granted and continues to hold a first priority security interest in and to the Collateral as collateral security for the Secured Obligations. The Securities
Intermediary hereby agrees to comply with any instructions or entitlement orders (as defined in the Code) originated by the Collateral Agent concerning the transfer, release, other disposition or any other matter relating to the Collateral without further consent by the Grantor. The Securities Intermediary shall not comply with any instruction or entitlement order from the Grantor regarding the transfer, release or other disposition of the Collateral (notwithstanding any separate agreement between the Grantor and the Collateral Agent), and shall have no duty to inquire or determine whether the Grantor's Secured Obligations to the
Lenders are in default. By executing and delivering this Agreement, the parties hereto intend to establish the Collateral Agent's control over the Pledged Securities and other Collateral for purposes of Section 8-106 ofthe Code.
       SECTION 8.  MISCELLANEOUS.
       8.01 Waiver. No failure on the part of the Collateral Agent, the Lenders' Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.
       8.02  Notices. All notices, requests and other communications provided for herein (including, without limitation, any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient, (a) in the case of the Grantor, the Lenders' Agent or any Lender, at the address for notices specified for such Person in
Section 13.1 of the Revolving Credit Agreement, and (b) as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.
       8.03 Expenses, Etc. The Grantor agrees to pay or reimburse the Collateral Agent for: (a) all reasonable out-of-pocket costs and expenses of the Collateral Agent (including, without limitation, the reasonable fees and expenses of Winston & Strawn, special counsel to the Collateral Agent)
in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and (ii) the negotiation or preparation of any modification, supplement or waiver of any of the terms of this Agreement (whether or not consummated); (b) all reasonable out-of-pocket costs and expenses of the Collateral Agent (including, without limitation, the reasonable fees and expenses of legal counsel) in connection with (i) any Foreclosure Notice and any enforcement or collection proceedings resulting therefrom, including, without limitation, all manner of participation in or other involvement with (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this
Section 8.03; and (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any other document referred to herein and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated hereby.
The Grantor hereby agrees, jointly and severally, to indemnify the
Collateral Agent, each Lender and their respective directors, officers, employees, attorneys and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them (including, without limitation, any and all losses, liabilities, claims, damages or expenses incurred by the Collateral Agent to any Lender, whether or not the Collateral Agent or any Lender is a party thereto) arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to any Loan or any actual or proposed use by the Grantor or any of its subsidiaries of the proceeds of any Loan, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).
       8.04 Amendments, Etc. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be modified or supplemented only by an instrument in writing signed by the Grantor, the Collateral
Agent and the Required Lenders (or by the Lenders' Agent acting on behalf of the Required Lenders), or by the Grantor and the Collateral Agent acting with the consent of the Required Lenders, and any provision of this
Agreement may be waived by the Required Lenders or by the Collateral Agent acting with the consent of the Required Lenders; provided that: (a) no modification, supplement or waiver shall, unless by an instrument signed by all of the Lenders or by the Collateral Agent or the Lenders' Agent acting with the consent of all of the Lenders: (i) alter the terms of Section
3.01, 3.03, 3.04 or 6.02 or release the Collateral other than pursuant to
Section 3.04, (ii) alter the definition of "Borrowing Base", "Borrowing
Base Percentage", "Cash", "Eligible Security", "Loan Value", "VRD
Securities" or "VRD Securities in Liquidation", (iii) increase any of the Applicable Percentages, (iv) alter the terms of this Section 8.04 or (v)
modify the definition of the term "Required Lenders" or modify in any other manner the number or percentage of the Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof, and (b) any modification or supplement of Section 7 hereof shall require the consent of the Collateral Agent.
       8.05  Successors and Assigns. This Agreement shall be binding upon and inure to the benefit ofthe parties hereto and their respective successors and permitted assigns; provided that the Grantor may not assign any of its rights or obligations hereunder without the prior consent of all of the Lenders and the Collateral Agent.
       8.06  Continuing Security Interest; Termination. This Agreement shall
(i) create a continuing security interest in the Collateral, except as otherwise provided in Section 3.04, (ii) remain in full force and effect until the later of (x) the Facility Termination Date (as defined in the Revolving Credit Agreement), (y) payment in full of the Secured Obligations and (z) any distribution pursuant to Section 6.02(a) paragraph Third, whereupon the Lien of this Agreement in favor of the Lenders on all
Collateral shall terminate and all rights with respect to the Collateral shall revert to the Grantor, (iii) be binding upon the Grantor and (iv)
inure to the benefit of the Collateral Agent, the Lenders' Agent, the
Lenders, the collateral agent under the Line Offers Security Agreement (for purposes of Section 6.02(a) paragraph Third only) and their respective successors, transferees and assigns. Upon termination of this Agreement pursuant to clause (ii) above, the Collateral Agent will, at the Grantor's expense and upon its request, return to the Grantor such of the Collateral as shall not have been sold, previously released or otherwise applied pursuant to the terms of this Agreement and execute and deliver to the
Grantor such documents as the Grantor shall reasonably request to evidence such termination.
       8.07 Powers Coupled With an Interest. Except to the extent otherwise expressly provided herein, all authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.
       8.08  Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.
       8.09 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.
       8.10  Governing Law; Submission to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the law of the State of
New York (the anticipated location (DTC) of substantially all of the Collateral). The Grantor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and
of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Grantor irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. In connection with and without limiting the foregoing, the Grantor irrevocably waives, to the fullest extent permitted by applicable law, any claim that any action or proceeding commenced by the Collateral Agent, the Lenders' Agent or any
Lender relating in any way to this Agreement should be dismissed or stayed by reason, or pending the resolution, of any action or proceeding commenced by the Grantor relating in any way to this Agreement whether or not commenced earlier.
       8.11  Waiver of Jury Trial. EACH OF THE GRANTOR, THE COLLATERAL
AGENT, THE LENDERS' AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY
JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT
OR THE TRANSACTIONS CONTEMPLATED HEREBY.
       8.12  Integration. This Agreement, the Revolving Credit Agreement,
the Line Offers Agreement, the Line Offers Security Agreement and the other agreements referred to herein embody the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings among the Grantor, the Collateral Agent, the Lenders' Agent and the Lenders with respect to the subject matter thereof.
       8.13 Bank Affiliate Securities. The Grantor agrees that, until the Grantor and the Collateral Agent shall have received a Favorable Section
23A Determination, in form and substance satisfactory to the Grantor and the Collateral Agent, with respect to each Loan which has been designated as a Secured Obligation hereunder of any Lender that is a member of the
Federal Reserve System or is otherwise subject to Section 23A ofthe Federal Reserve Act, 12 U.S.C. 371c ("Section 23A"), (a) the Grantor will not transfer any Bank Affiliate Security of such Lender to the Collateral Agent pursuant to this Agreement and (ii) to the extent that the Collateral consists of any Bank Affiliate Securities of such Lender, the Applicable Percentage relating to such Securities shall equal O and, notwithstanding the provisions of Section 3.04, the Collateral Agent shall have the right to return such Securities to the Grantor, at the Grantor's expense. For purposes of this Section, (x) the term "Bank Affiliate Security" means, with respect to any Lender, any security (as defined in Section 23A) that is issued by any affiliate (as defined in Section 23A) of such Lender and
(y) the term "Favorable Section 23A Determination" means, with respect to any Loan which has been designated as a Secured Obligation hereunder, a final interpretation, ruling, order or opinion of the Board of Governors of the Federal Reserve System (the "Board") or the staff thereof, to the effect that the acceptance by such Lender of Bank Affiliate Securities of such Lender as Collateral for the Secured Obligations arising out of such
Loan shall not constitute a covered transaction (as defined in Section 23A)
or of the Board that such acceptance is exempt from the provisions of
Section 23A. Without limiting the provisions of Section 7, the Collateral
Agent shall have no responsibility to determine whether or not any
Securities included in the Collateral Pool constitute Bank Affiliate
Securities.
       IN WITNESS WHEREOF, the parties hereto have caused this Master
Security Agreement
(Revolving Credit) to be duly executed and delivered as of the day and year first above written.
B.C. ZIEGLER AND COMPANY              THE FIRST NATIONAL BANK OF CHICAGO,
                                      as Collateral Agent
By                                    By:
Title:                                Title:
                                      THE FIRST NATIONAL BANK OF CHICAGO,
                                      as Lenders' Agent
                                      By:
                                      Title:
                                      THE FIRST NATIONAL BANK OF CHICAGO,
                                      as Securities Intermediary
                                      By:
                                      Title:
                                      COMMERZBANK AKTIENGESELLSCHAFT,
                                      CHICAGO BRANCH
                                      By:
                                      Title:
                                      FIRSTAR BANK MILWAUKEE, N.A.
                                      By:
                                      Title:
                                      FIRST BANK NATIONAL ASSOCIATION
                                      By:
                                      Title:
                                      LASALLE NATIONAL BANK
                                      By:
                                      Title:
                                      NORWEST BANK MINNESOTA, N.A.
                                      By:
                                      Title:
                                   SCHEDULE 1
                               ELIGIBLE SECURITIES
Type of Security                                                   Advance Rate
(1)    MUNICIPAL SECURITIES
       -  VRD Securities which are (i) Investment
          Grade Securities and (ii) backed by a
          standby letter of credit or liquidity facility
          issued or provided by a bank with an
          Applicable Credit Rating (short-term
          deposits) of A-1 or better by S&P or P-1
          or better by Moody's                                             100%
       -  VRD Securities which are Investment
          Grade Securities having an Applicable
          Credit Rating of A or better by S&P or
          A2 or better by Moody's                                           90%
(2)    MUNICIPAL COMMERCIAL PAPER
       -  VRD Securities which (i) have an
          Applicable Credit Rating of A- I or better
          by S&P or P-l or better by Moody's and
          (ii) are backed by a standby letter of
          credit or liquidity facility issued or
          provided by a bank with an Applicable
          Credit Rating (short-term deposits) of
          A-l or better by S & P or P-l or better by
          Moody's                                                          100%
       -  VRD Securities which have an
          Applicable Credit Rating of A-2 or better
          by S&P or P-2 or better by Moody's                                90%
                                  Schedule 1-1
                                                                      Exhibit A
                                                                             to
                                                                         Master
                                                                       Security
                                                                      Agreement
                      [Form of Collateral Release Request]
                                                                         [Date]
       This is a Collateral Release Request to which reference is made in
Section 3.04 of the Master Security Agreement (Revolving Credit) dated as of January 16, 1998 (as the same may be amended, supplemented or otherwise modified from time to time, the "Agreement"), among B.C. Ziegler and
Company (the "Grantor"), each of the financial institutions from time to time parties thereto (the "Lenders") and The First National Bank of
Chicago, as collateral agent for the Lenders (in such capacity, the
"Collateral Agent"). Unless otherwise defined, capitalized terms used herein shall have the meanings ascribed thereto in the Agreement.
       The Grantor hereby requests the Collateral Agent to release from the Lien of the Agreement the Cash and/or Securities described in Schedule I attached hereto(FN1)
       The Grantor hereby represents and warrants to the Collateral Agent and the Lenders that (a) either (i) no Event of Default has occurred and is continuing (and after giving effect to the release requested hereby), and the Borrowing Base Percentage is equal to at least 100% (subject to the proviso in Section 3.04(c)(x) of the Agreement) or (ii) if an Event of
Default has occurred and is continuing, such release is of Securities against (x) simultaneous payment of Cash by the Grantor to the Collateral
Agent for deposit in the Cash Collateral Account in an amount equal to the aggregate Market Value of the released Securities or (y) simultaneous transfer by the Grantor of Securities to the Collateral Agent for inclusion in the Collateral Pool having an aggregate Market Value and an aggregate
Loan Value in an amount at least equal to the aggregate Market Value and the aggregate Loan Value of the released Securities and (b) no Official
Lien exists on all or any part of the Collateral.
(FN1) The description ofthe Collateral shall provide such information and other materials required by the Collateral Agent to properly identify and process such Collateral in accordance with the provisions of the Agreement, including but not limited to, the Market Value and the Loan Value of the Collateral (the calculation of each of which shall be set forth on such Schedule).
                                  Exhibit A - 1
       The Schedule I attached hereto shall be deemed to be incorporated in the Agreement and herein as if set forth in full in the Agreement and herein.
                                      B.C. ZIEGLER AND COMPANY
                                      By:
                                      Title:
                                  Exhibit A - 2
                                                                      Exhibit B
                                                                             to
                                                                         Master
                                                                       Security
                                                                      Agreement
                      [Form of Collateral Transfer Request]
                                                                         [Date]
       This is a Collateral Transfer Request to which reference is made in
Section 3.03 of the Master Security Agreement (Revolving Credit) dated as of January 16, 1998 (as the same may be amended, supplemented or otherwise modified from time to time, the "Agreement"), among B.C. Ziegler and
Company (the "Grantor"), each of the financial institutions from time to time parties thereto (the "Lenders") and The First National Bank of
Chicago, as collateral agent for the Lenders (in such capacity, the
"Collateral Agent"). Unless otherwise defined, capitalized terms used herein shall have the meanings ascribed thereto in the Agreement.
       The Grantor hereby transfers the Cash and/or Securities described in
Schedule I attached hereto to the Collateral Agent for inclusion in the Collateral.(FN2)
       The Grantor hereby represents and warrants to the Collateral Agent and the Lenders that, with respect to each item of Collateral listed on said Schedule, (i) if such item is a Security which is to be included in the Collateral, such Security is an Eligible Security, (ii) the description of such item of Collateral is true and correct in all respects, (iii) the Grantor has noted on its books and records that such item of Collateral is pledged to the Collateral Agent under the Agreement, and (iv) if applicable, prior to or concurrently with such transfer, the Grantor has issued irrevocable instructions to each financial intermediary or clearing corporation holding such Collateral that such financial intermediary or clearing corporation shall make appropriate entries on its books and records and take such other action as is customary in accordance with its operating procedures to reflect that such item of Collateral is pledged to the Collateral Agent under the Agreement and otherwise to follow the instructions of the Collateral Agent with respect thereto.
(FN2) The description of the Collateral shall provide such information and other materials required by the Collateral Agent to properly identify and process such Collateral in accordance with the provisions of the Agreement, including but not limited to, the Market Value and the Loan Value of the Collateral (the calculation of each of which shall be set forth on such Schedule).
                                   Exhibit B-1
       Each Schedule attached hereto shall be deemed to be incorporated in the Agreement and herein as if set forth in full in the Agreement and herein.
                                      B.C. ZIEGLER AND COMPANY
                                      By
                                      Title:
                                  Exhibit B- 2
                                                                      Exhibit C
                                                                             to
                                                                         Master
                                                                       Security
                                                                      Agreement
                         Collateral Participation Report
                                Holdings Summary
                               Work of 99/99/9999
                              Summary Information
Participant Name:
Account Name:
Collateral Summary
       Market Value:
       Loan Value:
       Bank %
       Adj Loan Value:
       Secured %:
Usage Summary
       Loan:
Netting Recap
       Adjusted Loan Value:
       Total Usage:
       Balance:
       Covered by Other
       Accounts:
       Covering Other Accounts:
       Adjusted Balance:
Total Usage:
                                 Holding Summary
Description
       VRD Bonds - A1/P1
       VRD Bonds - Inv Grade
       VRD CP-A1/P1
       VRD CP-A2/P2
Market Value
       Grand Total:
Loan Value
Note:  Descriptions will only be given for those categories with active pledges.
                                                                      Exhibit C
                             COMPLIANCE CERTIFICATE
       I,        certify that I am the      of B.C. ZIEGLER AND COMPANY (the
"Borrower"), and that as such I am authorized to execute this Compliance Certificate on behalf of the Borrower, and DO HEREBY FURTHER CERTIFY on behalf of the Borrower that:
       1. I have reviewed the terms of that certain Revolving Credit Agreement dated as of January 16, 1998 among the Borrower, the financial institutions named therein (the "Lenders") and The First National Bank of Chicago, as agent (the "Agent") (as amended, supplemented or modified from time to time, the "Credit Agreement") and I have made, or have caused to be made by employees or agents under my supervision, a detailed review of the transactions and conditions of the Borrower during the accounting period covered by the attached financial statements;
       2.    The examinations described in paragraph 1 did not disclose, and
I have no knowledge of, the existence of any condition or event which constitutes a Default or Unmatured Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate, except as set forth below; and
       3. Schedule I attached hereto sets forth financial data and computations evidencing compliance with the covenants set forth in Sections 6.12, 6.19.1 and 6.19.2 of the Credit Agreement, all of which data and computations are true, complete and correct. Capitalized terms not defined herein are defined in the Credit Agreement.
       Described below are the exceptions, if any, to paragraph 2 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:
       The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Compliance Certificate in support hereof, are made and delivered this day of, 19
                                      B.C. ZIEGLER AND COMPANY
                                      By:
                                      Title:
                                      C- 1
                                                                     Schedule I
Section 6.12 -- Sale of Assets
Asset Dispositions for period from January 16, 1998 to date of determination:
       (a)   Permitted asset dispositions:
             10% of consolidated total assets of the Borrower as of the last
             day of preceding Fiscal Quarter*                                 $
       (b)   Actual asset dispositions for such period                        $
*Note: must also demonstrate (to the extent calculable) that total asset dispositions for such period do not involve Property which is responsible for more than 10% of the consolidated net sales of the Borrower for the 12-month period ending as of the last day of the Fiscal Quarter next preceding the date of determination.
Section 6.19.1 -- Minimum Net Worth
       1.    Required Net Worth:                                    $24,000,000
       2.    Actual Net Worth:                                                $
Section 6.19.2 -- Net Capital Ratio
       1.    Minimum Net Capital Ratio                                       5%
       2.    Actual Net Capital Ratio
             (a)   Net Capital                                                $
             (b)   Aggregate Debit Items                                      $
             (c)    Ratio of (a) to (b)                                       %
                                       C-2
                                                                      Exhibit D
                                     FORM OF
                              ASSIGNMENT AGREEMENT
       This Assignment Agreement (this "Assignment Agreement") between (the
"Assignor") and (the "Assignee") is dated as of          , 19 . The parties
hereto agree as follows:
       1. PRELIMINARY STATEMENT. The Assignor is a party to a Revolving Credit Agreement (which, as it may be amended, supplemented, modified, renewed or extended from time to time is herein called the "Credit
Agreement") described in Item 1 of Schedule 1 attached hereto. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.
       2.    ASSIGNMENT AND ASSUMPTION. The Assignor hereby sells and
assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement such that after giving effect to such assignment the Assignee shall have purchased pursuant to this Assignment Agreement the percentage interest specified in Item 3 of Schedule 1 of all outstanding rights and obligations under the Credit Agreement relating to the Loans and the other Loan Documents. The aggregate Commitment (or Loans, if the applicable Commitment has been terminated) purchased by the Assignee hereunder is set forth in Item 4 of Schedule 1.
       3. EFFECTIVE DATE. The effective date of this Assignment Agreement (the "Effective Date") shall be the later of the date specified in Item 5 of Schedule 1 or two Business Days (or such shorter period agreed to by the Agent) after a Notice of Assignment substantially in the form of Exhibit I attached hereto has been delivered to the Agent. Such Notice of Assignment must include any consents required to be delivered to the Agent pursuant to
Section 12.3.1 of the Credit Agreement. In no event will the Effective Date occur if the payments required to be made by the Assignee to the Assignor on the Effective Date under Section 4 hereof are not made on the proposed Effective Date. The Assignor will notify the Assignee of the proposed
Effective Date no later than the Business Day prior to the proposed
Effective Date. As of the Effective Date, (a) the Assignee shall have the rights and obligations of a Lender under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder, and (b) the Assignor shall relinquish its rights and be released from its corresponding obligations under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder.
       4.    PAYMENT OBLIGATIONS. On and after the Effective Date, the
Assignee shall be entitled to receive from the Agent all payments of principal, interest and fees with respect to the interest assigned hereby.
The Assignee shall advance funds directly to the Agent with respect to all Loans and reimbursement payments made on or after the Effective Date with respect to the interest assigned hereby. [In consideration for the sale and assignment of Loans hereunder, the Assignee
                                      D - 1
shall pay the Assignor, on the Effective Date, an amount equal to the principal amount of the portion of all Loans assigned to the Assignee hereunder. The Assignee will also promptly remit to the Assignor any amounts of interest on Loans and fees received from the Agent which relate to the portion of the Loans assigned to the Assignee hereunder for periods prior to the Effective Date, and not previously paid by the Assignee to the Assignor.] In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.
* Each Assignor may insert its standard payment provisions in lieu of the payment terms included in this Exhibit.
       5. REPRESENTATIONS OF THE ASSIGNOR. LIMITATIONS ON THE ASSIGNOR'S LIABILITY. The Assignor represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim created by the
Assignor. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no other representation or warranty of any kind to the Assignee.
Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (a) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectibility of any Loan Document, including, without limitation, documents granting the
Assignor and the other Lenders a security interest in assets of any
Borrower or any guarantor, (b) any representation, warranty or statement made in or in connection with any of the Loan Documents, (c) the financial condition or creditworthiness of any Borrower or any guarantor, (d) the performance of or compliance with any of the terms or provisions of any of the Loan Documents, (e) inspecting any of the Property, books or records of any Borrower, (f) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans, or (g) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents.
       6.    REPRESENTATIONS OF THE ASSIGNEE. The Assignee (a) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (b) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (c) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, (e) agrees that its payment instructions and notice instructions are as set forth in the attachment to
Schedule I, (f) confirms that none of the funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be "plan
                                       D-2
assets" under ERISA, [and (g) attaches the forms prescribed by the Internal Revenue Service of the United States certifying that the Assignee is entitled to receive payments under the Loan Documents without deduction or withholding of any United States federal income taxes].*
* to be inserted if the Assignee is not incorporated under the laws of the United States, or a state thereof
       7.    INDEMNITY. The Assignee agrees to indemnify and hold the
Assignor harmless against any and all losses, costs and expenses
(including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed under this
Assignment Agreement. The obligations of the Assignee under this Section 7 shall survive the payment of all amounts hereunder and the termination of this Agreement.
       8. SUBSEQUENT ASSIGNMENTS. After the Effective Date, the Assignee shall have the right pursuant to and in accordance with Section 12.3 ofthe Credit Agreement to assign the rights which are assigned to the Assignee hereunder to any entity or person; provided, that (a) any such subsequent assignment does not violate any of the terms and conditions of the Loan Documents or any law, rule, regulation, order, writ, judgment, injunction or decree and that any consent required under the terms of the Loan
Documents has been obtained, and (b) unless the prior written consent of the Assignor is obtained, the Assignee is not thereby released from its obligations to the Assignor hereunder, if any remain unsatisfied, including, without limitation, its obligations under Sections 4, 6 and 7 hereof.
       9. REDUCTIONS OF AGGREGATE COMMITMENT. If any reduction in the Aggregate Commitment occurs between the date of this Assignment Agreement and the Effective Date, the percentage interest specified in Item 3 of
Schedule I shall remain the same, but the dollar amount purchased shall be recalculated based on the reduced Aggregate Commitment.
       10. ENTIRE AGREEMENT. This Assignment Agreement and the attached Notice of Assignment embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings between the parties hereto relating to the subject matter hereof
       11.   GOVERNING LAW. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY
THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE
STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL
BANKS.
       12.   NOTICES. Notices shall be given under this Assignment Agreement in the manner set forth in the Credit Agreement. For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the address set forth in the attachment to Schedule I .
                                       D-3
       IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement by their duly authorized officers as of the date first above written.
                                      [NAME OF ASSIGNOR]
                                      By:
                                      Title:
                                      [NAME OF ASSIGNEE]
                                      By:
                                      Title:
                                       D-4
                                   SCHEDULE 1
                             TO ASSIGNMENT AGREEMENT
1.      Description and Date of Credit Agreement:
             That certain Revolving Credit Agreement dated as of January 16,
             1998 among B.C. Ziegler and Company, the financial institutions named therein and The First National Bank of Chicago, as agent.
2.     Date of Assignment Agreement:      , 19
3.     Amounts (As of Date of Item 2 above):
       (a)   Total of Commitments (Loans)*
             under Credit Agreement                                           $
       (b)   Assignee's percentage of the
             (Loans)* Commitments purchased
             under the Assignment Agreement**                                 %
4.     Assignee's aggregate (Loan amount)*
       Commitment amount purchased hereunder:                                 $
5.     Proposed Effective Date:
Accepted and Agreed:
[NAME OF ASSIGNOR]                    NAME OF ASSIGNEE]
By:                                   By:
Title:                                Title:
* If a Commitment has been terminated, insert outstanding Loans in place of Commitment
** Percentage taken to 10 decimal places
                                       D-5
                ATTACHMENT TO SCHEDULE 1 to ASSIGNMENT AGREEMENT
         Attach Assignor's Administrative Information Sheet, which must include notice address for the Assignor and the Assignee
                                       D-6
                                    EXHIBIT I
                             TO ASSIGNMENT AGREEMENT
                              NOTICE OF ASSIGNMENT
                                                                       , 19
To:    B.C. Ziegler and Company
       215 North Main Street
       West Bend, Wisconsin 53095
       The First National Bank of Chicago
       One First National Plaza
       Chicago, IL 60670
From:  [NAME OF ASSIGNOR] (the "Assignor")
       [NAME OF ASSIGNEE] (the "Assignee")
       1. We refer to the Revolving Credit Agreement (the "Credit Agreement") described in Item 1 of Schedule 1 attached hereto. Capitalized terms used herein and not otherwise defined
herein or in such consent shall have the meanings attributed to them in the Credit Agreement.
       2.    This Notice of Assignment (this "Notice") is given and
delivered to the Borrower and the Agent pursuant to Section 12.3.2 ofthe
Credit Agreement.
       3.    The Assignor and the Assignee have entered into an Assignment
Agreement, dated as of       , 19 (the "Assignment"), pursuant to which,
among other things, the Assignor has sold, assigned, delegated and transferred to the Assignee, and the Assignee has purchased, accepted and assumed from the Assignor the percentage interest specified in Item 3 of
Schedule 1 of all outstandings, rights and obligations under the Credit Agreement relating to the facilities listed in Item 3 of Schedule 1, including, without limitation, such interest in the Assignor's Commitment
(if applicable) and the Loans owing to the Assignor relating to such facilities. The effective date of the Assignment (the "Effective Date")
shall be the later of the date specified in Item 5 of Schedule 1 or two Business Days (or such shorter period as agreed to by the Agent) after this Notice of Assignment and any consents and fees required by Sections 12.3.1 and 12.3.2 of the Credit Agreement have been delivered to the Agent, provided, that the Effective Date shall not occur if any condition precedent agreed to by the Assignor and the Assignee has not been satisfied.
       4.    The Assignor and the Assignee hereby give to the Borrower and the Agent notice of the assignment and delegation referred to herein. The Assignor will confer with the Agent before the date specified in Item 5 of
Schedule I to determine if the Assignment Agreement will become
                                       D-7
effective on such date pursuant to Section 3 hereof and will confer with the Agent to determine the Effective Date pursuant to Section 3 hereof if it occurs thereafter. The Assignor shall notify the Agent if the Assignment does not become effective on any proposed Effective Date as a result of the failure to satisfy the conditions precedent agreed to by the Assignor and the Assignee. At the request of the Agent, the Assignor will give the Agent written confirmation of the satisfaction of the conditions precedent.
       5.    The Assignor or the Assignee shall pay to the Agent on or
before the Effective Date the processing fee of $3,500 required by Section
12.3.2 ofthe Credit Agreement.
       6. If Notes are outstanding on the Effective Date, and if the Assignor or the Assignee has requested that its Loans be evidenced by
Notes, the Assignor and the Assignee request and direct that the Agent prepare and cause the Borrower to execute and deliver new Notes or, as appropriate, replacement Notes, to the Assignor and the Assignee. The
Assignor and, if applicable, the Assignee each agree to deliver to the
Agent the original Notes received by it from the Borrower upon its receipt of new Notes in the appropriate amount.
       7. The Assignee advises the Agent that notice and payment instructions are set forth in the attachment to Schedule 1.
       8. Each party consenting to the Assignment in the space indicated below hereby releases the Assignor from any obligations to it which have been assigned to the Assignee. The Assignee hereby represents and warrants that none of the funds, monies, assets or other consideration being used to make the purchase pursuant to the Assignment are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the
Loan Documents will not be "plan assets" under ERISA.
       9. The Assignee authorizes the Agent to act as its agent under the Loan Documents in accordance with the terms thereof The Assignee acknowledges that the Agent has no duty to supply information with respect to the Borrower or the Loan Documents to the Assignee until the Assignee becomes a party to the Credit Agreement.
[NAME OF ASSIGNOR]                    [NAME OF ASSIGNEE]
By:                                   By:
Title:                                Title:
                                       D-8

ACKNOWLEDGED AND CONSENTED TO         ACKNOWLEDGED AND CONSENTED
BY THE FIRST NATIONAL BANK OF         TO BY B.C. ZIEGLER AND COMPANY
CHICAGO, as Agent
By:                                   By:
Title:                                Title:
                 [Attach photocopy of Schedule 1 to Assignment]
                                       D-9

                                   SCHEDULE 1
                        LENDER COMMITMENTS AND ADDRESSES
Commitment                            Address
$15,000,000                           THE FIRST NATIONAL BANK OF CHICAGO,
                                      Individually and as Agent
                                      One First National Plaza
                                      Suite 0159, 16th Floor
                                      Chicago, IL 60670
                                      Attention: Ms. Glenyss Gilliam
                                      Telephone: (312) 732-3642
                                      Telecopy: (312) 732-3246
$15,000,000                           COMMERZBANK AKTIENGESELLSCEIAFT
                                      2 World Financial Center
                                      New York, NY 10281-1050
                                      Attention: Mr. William M. Earley
                                      Telephone: (212) 266-7563
                                      Telecopy: (212) 266-7542
                                       and
                                      311 South Wacker Drive
                                      Suite 5800
                                      Chicago, IL 60606
                                      Attention: Mr. Mark D. Monson
                                      Telephone: (312) 408-6910
                                      Telecopy: (312) 435-1485
$10,000,000                           FIRSTAR BANK MILWAUKEE, N.A.
                                      777 East Wisconsin Ave.
                                      (P.O. Box 532)
                                      Milwaukee, WI 53202
                                      Attention: Ms. Sandra J. Hartay
                                      Telephone: (414) 765-6004
                                      Telecopy: (414) 765-5062
$10,000,000                           FIRST BANK NATIONAL ASSOCIATION
                                      201 West Wisconsin Ave.
                                      Milwaukee, WI 53259-09 11
                                      Attention: Mr. John P. Hankerd
                                      Telephone: (414) 227-5775
                                      Telecopy; (414) 227-5881
                                  Schedule 1-1
Commitment                            Address
$10,000,000                           LASALLE NATIONAL BANK
                                      135 South LaSalle Street
                                      Suite 211
                                      Chicago, IL 60603
                                      Attention: Ms. Jodie Staszesky
                                      Telephone: (312) 904-5416
                                      Telecopy: (312) 904-6457
$10,000,000                           NORWEST BANK MINNESOTA, N.A.
                                      Norwest Center
                                      Sixth and Marquette
                                      Minneapolis, MN 55479-0105
                                      Attention: Mr. Larry M. Lange
                                      Telephone: (612) 667-0165
                                      Telecopy: (612) 667-7251
$70,000,000  Total
                                  Schedule 1-2